UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-23403

Principal Real Asset Fund

(Exact name of registrant as specified in charter)

711 High Street, Des Moines, IA 50392

(Address of principal executive offices)                                                         (Zip code)

Principal Global Investors, LLC, 801 Grand Avenue, Des Moines, IA 50309

(Name and address of agent for service)

Registrant’s telephone number, including area code:	515-235-1719

Date of fiscal year end:	March 31, 2026

Date of reporting period:	March 31, 2026

ITEM 1 – REPORT TO STOCKHOLDERS

(a) The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

(b) Not applicable.
Principal Real Asset Fund
Annual Report
March 31, 2026
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Table of Contents
Not FDIC or NCUA insured
May lose value • Not a deposit • No bank or credit union guarantee Not insured by any Federal government agency
Economic & Financial Market Review 1
Important Fund Information 2
Principal Real Asset Fund (unaudited) 3
Financial Statements 4
Notes to Financial Statements 8
Schedule of Investments 17
Financial Highlights (includes performance information) 22
Report of Independent Registered Public Accounting Firm 24
Shareholder Expense Example 25

Economic & Financial Market Review
Global economic growth was resilient in 2025 despite rising policy uncertainty and elevated tariffs. While most countries’ GDP growth came in lower than forecasted, recession was avoided. With 2.1% real GDP growth, the U.S. remained the fastest growing economy among major developed countries. Significant AI investment spending continued, and its impact seemingly broadened out to other industrial sectors. Elsewhere, the fiscal overhaul in Germany is expected to lift GDP growth in 2026. In Japan, the reflation theme continued. China’s economy was also resilient with the help of consumption stimulus and strong exports.
Global inflation was stable around 2.6% in the last twelve months, but risks of reflation are on the rise as oil supply becomes a significant concern.
In the U.S., the Federal Reserve resumed rate cuts, tightening 75bps in the last twelve months due to normalizing services inflation and labor softness. However, the cutting cycle was paused again as elevated oil prices could put upward pressure on inflation. The latest dot plot implies no further rate movement in 2026. Global policy rates fell by 70bps in the last twelve months—90bps in emerging markets (EM) and 57bps in developed markets (DM).
Global manufacturing Purchasing Managers’ Index (PMI) finally rose above 50 in January 2026, breaking a 21-month streak of below 50 readings.
1
March’s reading came in at 51.6. Additionally, both emerging markets and developed markets PMIs were above 50 in March.
Global earnings growth was moderate. The MSCI All Country World Index (ACWI) trailing twelve months earnings per share growth (TTM
EPS) was up 11% compared to the same time last year. The S&P 500 saw 12% earnings growth, while the MSCI World ex-U.S. Index saw 4%
growth. Within the U.S., large-cap growth stocks, represented by the Russell 1000 Growth Index, delivered the highest earnings growth at 15%.
Small-cap and value, represented by the S&P Small-Cap 600 Index, and the Russell 1000 Value Index, both saw year-on-year earnings growth at
7%. Emerging markets, represented by the MSCI Emerging Markets Index, delivered a strong 14% earnings growth.
Global equities outperformed global bonds in the last twelve months. In USD terms, the MSCI ACWI Index recorded a 20% gain year-over-
year while the Bloomberg Global Aggregate Corporate Index gained 6%. Within equities, emerging markets (MSCI Emerging Markets Index)
outperformed developed markets (MSCI World Index) 30% vs. 19%. Elsewhere in major markets, the U.S. (MSCI U.S. Index) underperformed developed market ex-U.S. (MSCI World ex-U.S. Index) by 6%. Among major markets, China (MSCI China Index) was the worst performer with a 4% return, while emerging markets (MSCI Emerging Markets Index) was the best performer with a 30% gain. The Bloomberg U.S.
Treasury Index delivered 3% as the U.S. 10-year Treasury was up 11bps to 4.32%. Global high yield bonds (Bloomberg Global High Yield Index)
outperformed investment grade corporate bonds (Bloomberg Global Aggregate Corporate Index) and global treasury bonds (Bloomberg Global
Treasury Index) by 3% and 6%, respectively, year-over-year. The DXY index, a proxy for USD strength, weakened by 4% compared to the same time last year to 99.96. Commodity prices (S&P GSCI Total Return Index) gained 43%, with the help of strong Gold and Crude oil performance.
Unless otherwise stated, data sources are Bloomberg, FactSet, and Principal Asset Allocation. Data as of March
31,
2026.

In global PMI readings, a number above 50 means that manufacturing activity is expanding, and a number below 50 indicates contraction.
Index descriptions:
MSCI All Country World Index (ACWI) includes large and mid-cap stocks across developed and emerging market countries.
MSCI China Index captures large- and mid-cap representation across China A shares, H shares, B shares, Red chips, P chips and foreign listings (e.g. ADRs).
MSCI World Index captures large- and mid-cap representation across 23 developed market countries.
MSCI World ex-U.S. Index captures large- and mid-cap representation across 22 of 23 developed market countries-- excluding the United States.
MSCI Emerging Markets Index consists of large- and mid-cap companies across 24 countries and represents 10% of the world market capitalization. The index covers approximately 85% of the free float-adjusted market capitalization in each of the 24 countries.
MSCI U.S. Index is designed to measure the performance of the large- and mid-cap segments of the U.S. market.
Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe.
Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe.
Bloomberg Global Aggregate Corporate Index is a flagship measure of global investment-grade debt from 24 local currency markets. This multi-currency benchmark includes treasury, government-related, corporate, and securitized fixed-rate bonds from both developed and emerging market issuers.
Bloomberg Global High Yield Index is a multi-currency flagship measure of the global high yield debt market. The index represents the union of the U.S. High Yield, the Pan-
European High Yield, and Emerging Markets Hard Currency High Yield indices.
Bloomberg Global Treasury Index tracks fixed-rate, local currency government debt of investment-grade countries, including both developed and emerging markets. The index represents the treasury sector of the Global Aggregate Index and contains issues from 37 countries denominated in 24 currencies.
Bloomberg U.S. Treasury Index measures U.S. dollar-denominated, fixed-rate, nominal debt issued by the U.S. Treasury.
U.S. Dollar Index (USDX, DXY, DX) is an index (or measure) of the value of the United States dollar relative to a basket of foreign currencies, often referred to as a basket of U.S.
trade partners' currencies.
Standard & Poor's 500 (S&P 500) Index is a market capitalization-weighted index of 500 widely held stocks often used as a proxy for the stock market.
S&P Small-Cap 600 Index is a stock market index established by Standard & Poor's. It covers roughly the small-cap range of American stocks, using a capitalization-weighted index.
S&P GSCI Total Return Index is an index of 24 exchange-traded futures contracts that represent a large portion of the global commodities market.

Important Fund Information
Securities described in the fund commentary may no longer be held in the fund.
The line graph on the following page illustrates the growth of a hypothetical $100,000 investment. The illustration is based on performance of
Class Y shares. The performance of other share classes will differ.
Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, call your financial professional, or call 800-222-5852.
A sales charge may apply as follows: Class A shares: maximum up-front sales charges on sales based on declining rates which begin at 5.75%.
Institutional and Class Y shares do not have a sales charge. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.
.

Principal Real Asset Fund
Investment Advisor: Principal Global Investors, LLC
Sub-Advisors: Principal Real Estate Investors, LLC
Average Annual Total Returns*
as of
March 31, 2026
What contributed to or detracted from Fund performance during the fiscal year?
The Fund seeks to provide long-term total return (after fund fees and expenses) in excess of inflation. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in real assets and real asset companies. It invests in real assets and real asset companies directly, and indirectly through other entities, including private institutional investment funds that pursue these strategies. It is non-diversified.
Real assets were the clear winners for the fiscal year ending March 31, 2026. Commodities (+32%) and natural resources (+44%) were propelled by precious metals early in the year but that theme was soon usurped by the oil supply shock that defined the end of the fiscal year. Infrastructure
(+26%) was close behind, fueled by long-term secular themes including digitalization and electrification. In the private real asset space, private infrastructure led returns and fundraising. Private real estate stabilized and saw some sporadic value appreciation towards the end of the year.
The private segment of the portfolio generated a solid return for the year, led by strong results from private infrastructure, particularly digital infrastructure and utility assets that benefited from stellar demand, a supportive regulatory backdrop and gains in operational efficiency. Private natural resource funds were positive but performed below expectations due to weakness in certain regions and crop types. The real estate component of the private portfolio benefited most from strong results in European logistics properties, which helped offset more lackluster results in U.S. core plus equity real estate exposure. The public segment of the portfolio contributed positively to performance, led by global natural resources.
Value of a $100,000 Investment* June 25, 2019 - March 31, 2026
1-Year 5-Year Since Inception Inception Date
Class A Shares Excluding Sales Charge 10.28% 5.12% 5.22% 6/25/19
Including Sales Charge 3.94% 3.88% 4.30%
Class Y Shares 10.79% 5.64% 5.75% 6/25/19
Institutional Shares 10.58% 5.44% 5.54% 6/25/19
*Performance assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.
**Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

Statement of Assets and Liabilities
March 31, 2026

See accompanying notes.
Amounts in thousands, except per share amounts
Principal Real Asset
Fund
Investment in securities--at cost ............................................................................................................................
$ 157,675
Foreign currency--at cost ....................................................................................................................................
$ 314
Assets
Investment in securities--at value  ............................................................................................................................ $ 172,047
Foreign currency--at value .................................................................................................................................... 314
Cash ........................................................................................................................................................... 75
Receivables:
Dividends and interest ................................................................................................................................... 876
Expense reimbursement from Manager ................................................................................................................. 167
Investment securities sold ............................................................................................................................... 4
Prepaid expenses ..............................................................................................................................................
27
Total Assets   173,510
Liabilities
(a)
Accrued management and investment advisory fees .......................................................................................................... 246
Accrued transfer agent fees ................................................................................................................................... 16
Accrued chief compliance officer fees ........................................................................................................................ 1
Accrued directors' expenses ................................................................................................................................... 47
Accrued professional fees ..................................................................................................................................... 240
Accrued other expenses ....................................................................................................................................... 25
Payables:
Investment securities purchased ........................................................................................................................ 382
Total Liabilities
957
Net Assets Applicable to Outstanding Shares ..............................................................................................................
$ 172,553
Net Assets Consist of:
Capital shares and additional paid-in-capital ................................................................................................................. $ 145,541
Total distributable earnings (accumulated loss) ...............................................................................................................
27,012
Total Net Assets
$ 172,553
Capital Stock (par value: $.01 per share):
Net Asset Value Per Share:
Class A : Net Assets ............................................................................................................................................ $ 549
Shares Issued and Outstanding .......................................................................................................................... 19
Net Asset Value per share ............................................................................................................................... $ 28 .16
(b)
Maximum Offering Price ................................................................................................................................
$ 29 .88
Class Y : Net Assets ............................................................................................................................................ $ 170,871
Shares Issued and Outstanding .......................................................................................................................... 5,929
Net Asset Value per share ...............................................................................................................................
$ 28 .82
Institutional : Net Assets ....................................................................................................................................... $ 1,133
Shares Issued and Outstanding .......................................................................................................................... 40
Net Asset Value per share ...............................................................................................................................
$ 28 .41
(a)
See Note 3 for details of any unfunded commitments.
(b)
Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge.

Statement of Operations
Year Ended March 31, 2026

See accompanying notes.
Amounts in thousands
Principal Real Asset
Fund
Net Investment Income (Loss)
Income:
Dividends ................................................................................................................................................... $ 6,774
Withholding tax ............................................................................................................................................ (108)
Total Income 6,666
Expenses:
Management and investment advisory fees ................................................................................................................ 2,765
Distribution f ees - Class A ................................................................................................................................. 1
Registration fees - Class A ................................................................................................................................. 16
Registration fees - Class Y ................................................................................................................................. 16
Registration fees - Institutional ............................................................................................................................ 16
Shareholder reports - Class A .............................................................................................................................. 10
Transfer agent fees - Class A ............................................................................................................................... 20
Transfer agent fees - Class Y ............................................................................................................................... 41
Transfer agent fees - Institutional .......................................................................................................................... 38
Chief compliance officer expenses ......................................................................................................................... 5
Custodian fees .............................................................................................................................................. 20
Directors' expenses ......................................................................................................................................... 261
Professional fees ........................................................................................................................................... 420
Other expenses ............................................................................................................................................. 124
Total Gross Expenses 3,753
Less: Reimbursement from Manager ...................................................................................................................... 1,334
Less: Reimbursement from Manager - Class A ............................................................................................................ 48
Less: Reimbursement from Manager - Class Y ............................................................................................................ 799
Less: Reimbursement from Manager - Institutional ....................................................................................................... 56
Total Net Expenses 1,516
Net Investment Income (Loss) 5,150
Net Realized and Unrealized Gain (Loss) on investments and foreign currencies
Net realized gain (loss) from:
Investment transactions  ( net of foreign taxes of  $ (8) , respectively) ...................................................................................... 4,472
Foreign currency transactions .............................................................................................................................. 3
Net change in unrealized appreciation/(depreciation) of:
Investments ................................................................................................................................................. 8,341
Translation of assets and liabilities in foreign currencies .................................................................................................. (1)
Net Realized and Unrealized Gain (Loss) on investments and foreign currencies 12,815
Net Increase (Decrease) in Net Assets Resulting from Operations
$ 17,965

Statement of Changes in Net Assets

See accompanying notes.
Amounts in thousands Principal Real Asset Fund
Year Ended
March 31, 2026
Year Ended
March 31, 2025
Operations
Net investment income (loss) ........................................................................................................ $ 5,150 $ 5,386
Net realized gain (loss) on investments and foreign currencies ..................................................................... 4,475 749
Net change in unrealized appreciation/(depreciation) of investments and foreign currencies .......................................
8,340 (526)
Net Increase (Decrease) in Net Assets Resulting from Operations 17,965 5,609
Dividends and Distributions to Shareholders
From net investment income and net realized gain on investments ................................................................. (3,002) (2,516)
Total Dividends and Distributions (3,002) (2,516)
Capital Share Transactions
Net increase (decrease) in capital share transactions ................................................................................
(6,747) 14,384
Total Increase (Decrease) in Net Assets 8,216 17,477
Net Assets
Beginning of period ..................................................................................................................
164,337 146,860
End of period ........................................................................................................................
$ 172,553 $ 164,337
Class A Class Y Institutional
Capital Share Transactions:
Year Ended March 31, 2026
Dollars:
Sold ......................................................................................... $ 29 – $ 212
Reinvested .................................................................................... 2 2,972 –
Redeemed .....................................................................................
(361) (9,083) (518)
Net Increase (Decrease)
$ (330) $ (6,111) $ (306)
Shares:
Sold ......................................................................................... 1 – 8
Reinvested .................................................................................... – 110 –
Redeemed .....................................................................................
(14) (344) (20)
Net Increase (Decrease)
(13) (234) (12)
Year Ended March 31, 2025
Dollars:
Sold ......................................................................................... $ 4 $ 44,001 $ 25
Reinvested .................................................................................... 7 2,468 5
Redeemed .....................................................................................
(120) (23,000) (9,006)
Net Increase (Decrease)
$ (109) $ 23,469 $ (8,976)
Shares:
Sold ......................................................................................... – 1,688 1
Reinvested .................................................................................... – 96 –
Redeemed .....................................................................................
(5) (881) (356)
Net Increase (Decrease)
(5) 903 (355)
Dividends and Distributions to Shareholders:
Year Ended March 31, 2026
From net investment income and net realized gain on investments ............................................. $ (10) $ (2,972) $ (20)
Total Dividends and Distributions
$ (10) $ (2,972) $ (20)
Year Ended March 31, 2025
From net investment income and net realized gain on investments ............................................. $ (13) $ (2,468) $ (35)
Total Dividends and Distributions
$ (13) $ (2,468) $ (35)

Statement of Cash Flows
Year Ended March 31, 2026

See accompanying notes.
Amounts in thousands
Principal Real Asset
Fund
Cash Flows from Operating Activities:
Net increase in net assets from operations .................................................................................. $ 17 , 965
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities ................................................................................... (50,928)
Proceeds from sale of investment securities ............................................................................ 52,205
Net sales or (purchases) of short term securities ......................................................................... 10,495
Capital gains and return of capital distributions from investments ............................................................. 43
Change in unrealized (appreciation) depreciation on investments ............................................................. (8 , 340 )
Net realized (gain) loss from investments .............................................................................. (4,475)
(Increase) decrease in dividends and interest receivable .................................................................... (223)
(Increase) decrease in investment securities sold ......................................................................... 239
Increase (decrease) in accrued fees, expenses, and expense reimbursement from Manager ........................................... 54
Increase (decrease) in investment securities purchased .................................................................... (6,935)
Net cash provided by operating activities 10,100
Cash Flows from Financing Activities:
Increase (decrease) in cash overdraft ................................................................................. (206)
Proceeds from shares sold ......................................................................................... 241
Payment on shares redeemed ....................................................................................... (9,962)
Dividends and distributions paid to shareholders ......................................................................... (28)
Net cash used in financing activities (9,955)
Net increase in cash ............................................................................................. 145
Cash and foreign currency:
Beginning of year .............................................................................................. $ 244
End of year ...................................................................................................
$ 389
Supplemental disclosure of cash flow information:
Reinvestment of dividends and distributions ........................................................................... $ 2,974

Notes to Financial Statements
Principal Real Asset Fund
March 31, 2026

1. Organization
Principal Real Asset Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as a non-
diversified, closed-end management investment company. The Fund continuously offers three classes of shares: Class A, Class Y, and Institutional
Class. The Fund was organized as a Delaware statutory trust on September 21, 2018 pursuant to an Agreement and Declaration of Trust governed by the State of Delaware. Principal Global Investors, LLC (the “Manager”) serves as the Fund’s manager and advisor.
The Fund is structured as an interval fund, meaning it conducts quarterly repurchase offers of no less than 5% and no more than 25% of the Fund’s outstanding shares at net asset value. Repurchase offers of more than 5% are made solely at the discretion of the Fund’s Board of Trustees (the
“Board”), and shareholders should not rely on any expectation of repurchase offers being made in excess of 5%. Shareholders should consider the Fund’s shares illiquid. The Fund’s shares are not listed on any national securities exchange and are not publicly traded. There is currently no secondary market for the shares, and the Fund expects that no secondary market will develop. An unlimited number of shares has been authorized under the Agreement and Declaration of Trust.
Only eligible purchasers can buy shares of the Fund in that share class. The Manager and Principal Funds Distributor, Inc. (the “Distributor”) (an
affiliate of the Manager), the principal distributor of the Fund, reserve the right to broaden, limit, and change the designation of eligible purchasers without notice. Shares of the Fund are only sold in U.S. jurisdictions. Subject to eligibility and minimum initial investment requirements, shares of the Fund may be purchased directly or through intermediary organizations, such as broker-dealers, insurance companies, plan sponsors, third party administrators, and retirement plans. Minimum initial investment requirements are $25,000 for Class A shares and $100,000 for Class Y and Institutional Class shares.
The Fund is an investment company and applies specialized accounting and reporting under Accounting Standards Codification Topic 946,
Financial Services - Investment Companies . The Fund has not provided financial support and is not contractually required to provide financial support to any investee.
All classes of shares of the Fund represent interests in the same portfolio of investments and will vote together as a single class except where otherwise required by law or as determined by the Board. In addition, the Fund declares separate dividends on each class of shares. The Fund may offer additional classes of shares in the future.
2. Significant Accounting Policies
The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:
Security Valuation. The Fund values securities, including exchange-traded funds, for which market quotations are readily available at fair value, which is determined using the last reported sale price. If no sales are reported, as is regularly the case for some securities traded over-the-counter, securities are valued using the last reported bid price or an evaluated bid price provided by a pricing service. Pricing services use modeling techniques that incorporate security characteristics such as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, other yield and risk factors, and other market conditions to determine an evaluated bid price. When reliable market quotations are not considered to be readily available, which may be the case, for example, with respect to restricted securities, certain debt securities, preferred stocks, and foreign securities, the investments are valued at their fair value as determined in good faith by the Manager under procedures established and periodically reviewed by the Board.
The Fund invests in other publicly traded investment funds which are valued at the respective fund’s net asset value. In addition, the Fund invests a portion of its assets in private investment funds which are valued at fair value based upon the net asset value reported on a periodic basis. In the event that a net asset value is not provided by a private investment fund following the end of the period, the Fund’s fair valuation procedures will be followed, which includes reviewing investor statements and trade activity. The appropriateness of the fair value of these private investment funds is monitored by the Manager.
The value of foreign securities used in computing the net asset value per share is generally determined as of the close of the foreign exchange where the security is principally traded. Events that occur after the close of the applicable foreign market or exchange but prior to the calculation of the Fund’s net asset values are reflected in the Fund’s net asset values and these securities are valued at fair value. Many factors, provided by independent pricing services, are reviewed in the course of making a good faith determination of a security’s fair value, including, but not limited to, price movements in American depository receipts (“ADRs”), futures contracts, industry indices, general indices, and foreign currencies.

Notes to Financial Statements
Principal Real Asset Fund
March 31, 2026

To the extent the Fund invests in foreign securities listed on foreign exchanges which trade on days on which the Fund does not determine net asset values, for example weekends and other customary national U.S. holidays, the Fund’s net asset values could be significantly affected on days when shareholders cannot purchase or redeem shares. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any given point in time, sometimes referred to as a “local” price and a “premium” price. The premium price is often a negotiated price, which may not consistently represent a price at which a specific transaction can be effected. It is the policy of the Fund to value such securities at prices at which it is expected those shares may be sold, and the Manager or any sub-advisor is authorized to make such determinations subject to such oversight by the Board as may occasionally be necessary.
Currency Translation. Foreign holdings are translated to U.S. dollars using the exchange rate at the daily close of the New York Stock Exchange.
The identified cost of the Fund’s holdings is translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approximate rates prevailing when received or paid, with daily accruals of such amounts reported at approximate rates prevailing at the date of valuation. Since the carrying amount of the foreign securities is determined based on the exchange rate and market values at the close of the period, it is not practicable to isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.
Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between trade and settlement dates on security transactions, and the difference between the amount of dividends, interest income, interest expense, and foreign withholding taxes recorded on the books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation (depreciation)
on translation of assets and liabilities in foreign currencies arise from changes in the exchange rate relating to assets and liabilities, other than investments in securities, purchased and held in non-U.S. denominated currencies.
The Fund held securities denominated in foreign currencies that exceeded 5% of net assets as of March 31, 2026 as follows:
Income and Investment Transactions. The Fund records investment transactions on a trade date basis. Trade date for senior floating rate interests purchased in the primary market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary market is the date on which the transaction is entered into. The identified cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation of investments. The Fund records dividend income on the ex-dividend date, except dividend income from foreign securities whereby the ex-dividend date has passed; such dividends are recorded as soon as the Fund is informed of the ex-dividend date. Interest income is recognized on an accrual basis. Discounts and premiums on securities are accreted/amortized, respectively, on the level yield method over the expected lives of the respective securities.
Callable debt securities purchased at a premium are amortized to the earliest call date and to the callable amount, if other than par. The Fund allocates all income and realized and unrealized gains or losses on a daily basis to each class of shares based upon the relative proportion of the value of shares outstanding of each class.
Distributions from Real Estate Investment Trusts (“REITs”) may be characterized as ordinary income, net capital gain, or a return of capital to the
Fund. The proper characterization of distributions from REITs is generally not known until after the end of each calendar year. As such, estimates are used in reporting the character of income and distributions for financial statement purposes. Distributions from private investment funds are recorded as ordinary income and are included in dividend income on the statement of operations.
Expenses. Expenses directly attributed to the Fund are charged to the Fund. Other expenses not directly attributed to the Fund are apportioned among the registered investment companies managed by the Manager.
Management fees are allocated daily to each class of shares based upon the relative proportion of the value of shares outstanding of each class.
Expenses specifically attributable to a particular class are charged directly to such class and are included separately in the statement of operations.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders of the Fund are recorded on the ex-dividend date.
Dividends and distributions to shareholders from net investment income and net realized gain from investments are determined in accordance with federal tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments for foreign currency transactions, REITs, passive foreign investment companies, partnership investments, losses deferred due to wash sales, and paydowns. Permanent book and tax basis differences are reclassified within the capital accounts based on federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as return of capital distributions.
Principal Real Asset Fund
Euro 5 .6%
2. Significant Accounting Policies (continued)

Notes to Financial Statements
Principal Real Asset Fund
March 31, 2026

Federal Income Taxes. No provision for federal income taxes is considered necessary because the Fund intends to qualify as a “regulated investment company” under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders.
Management evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is
“more likely than not” that each tax position would be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the “more likely than not” threshold would be recorded as a tax benefit or expense in the current year.
The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as tax expense on the statements of operations. During the year ended March 31, 2026, the Fund did not record any such tax benefit or expense in the accompanying financial statements. The statute of limitations remains open for the last three years, once a return is filed. No examinations are in progress at this time.
Foreign Taxes. The Fund may be subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the Fund as a reduction of income. This amount is shown as withholding tax on the statement of operations. In consideration of recent decisions rendered by European court, the Fund may file tax reclaims for taxes withheld in prior years. Due to the uncertainty regarding collectability and timing of the reclaims, among other factors, a corresponding receivable will only be recognized when the tax position meets the “more likely than not” threshold. Any tax reclaims received are included in dividends income on the statement of operations.
Recent Accounting Pronouncements. In December 2023, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards
Update (“ASU”) No. 2023-09 Income Taxes (Topic 740); Improvements to Income Tax Disclosures, which enhances the transparency and decision usefulness of income tax disclosures primarily related to rate reconciliation, disaggregation of income taxes paid, and other income tax-
related disclosures. The ASU is effective for annual periods beginning after December 15 , 2024 . As of April 1, 2025, the Fund has adopted the
ASU and added required disclosures, as applicable.
3. Operating Policies
Borrowings. T he Fund participates in a line of credit with a bank which allows a borrowing commitment amount of up to $15 million. Borrowings may be used for investment purposes, to meet repurchase requests and/or to facilitate the handling of unusual or unanticipated short-term cash requirements. The Fund will pledge securities as collateral for borrowing on the line of credit and maintain an aggregate collateral value not less than the outstanding borrowing amount at all times. Interest is charged at an annual rate equal to the Overnight Bank Funding Rate (“OBFR”)
plus 0.90%. Additionally, a commitment fee is charged at an annual rate of 0.40% on any day when the outstanding borrowing amount is less than 90% of the borrowing commitment amount. The interest expense and commitment fee associated with these borrowings is included in other expenses on the statement of operations. There were no outstanding borrowings as of March 31, 2026 . During the year ended March 31, 2026 , the Fund did not borrow against the line of credit.
Cross Trades. The Fund may engage in cross trades. A cross trade is a purchase or sale transaction between affiliated portfolios executed directly or through an intermediary. Mutual funds and other managed portfolios may be considered affiliated if they have a common investment advisor, so a fund may be considered affiliated with any portfolio for which the Fund's sub-advisor acts as an investment advisor. Such transactions are permissible provided that the conditions of Rule 17a-7 under the 1940 Act are satisfied. For the year  ended March 31, 2026 , the Fund did not engage in cross trades.
Foreign Currency Contracts. The Fund may be subject to foreign currency exchange rate risk in the normal course of pursuing the Fund's investment objectives. The Fund may use foreign currency contracts to gain exposure to, or hedge against changes in the value of foreign currencies. The Fund enters into forward contracts to purchase and sell foreign currencies at a specified future date at a fixed exchange rate.
Forward foreign currency contracts are valued at the forward rate, and are marked-to-market daily. The change in fair value is recorded by the
Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of forward foreign currency contracts does not eliminate the fluctuations in underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the
Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the currency changes unfavorably to the U.S. dollar or other respective currency.
Illiquid Securities. Illiquid securities generally cannot be sold or disposed of in the ordinary course of business (within seven calendar days)
at approximately the value at which the Fund has valued the investments. This may have an adverse effect on the Fund’s ability to dispose
2. Significant Accounting Policies (continued)

Notes to Financial Statements
Principal Real Asset Fund
March 31, 2026

of particular illiquid securities at fair value and may limit the Fund’s ability to obtain accurate market quotations for purposes of valuing the securities.
Indemnification. Under the Fund’s by-laws, present and past officers, trustees, and employees are indemnified against certain liabilities arising out of the performance of their duties. In addition, in the normal course of business, the Fund may enter into a variety of contracts that may contain representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.
Operating Segments. An operating segment is defined in ASC Topic 280, Segment Reporting, as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker ("CODM") to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. Committees and working groups within Management under the direction of the President act as the Fund’s CODM. The Fund represents a single operating segment. The CODM monitors the operating results of the Fund as a whole and the
Fund’s strategic asset allocation to ensure compliance with the defined investment strategy executed by the Fund’s portfolio managers as a team.
The types of investments from which the Fund generates its returns are reflected on the schedule of investments. The financial information provided to and reviewed by the CODM is consistent with that presented in the statement of operations and financial highlights. The measures shown within these statements including net investment income (loss), total return, and ratio of expenses to average net assets are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmark and investment objectives, and to make resource allocation decisions for the Fund’s single segment. Segment assets are reported on the statement of assets and liabilities as total assets.
Private Investments in Public Equity. The Fund may invest in private investments in public equity (“PIPEs”) which are issued by a company in the secondary market as a means of raising capital. In connection with PIPEs, the Fund may enter into unfunded commitments. Commitments may be subject to various contingencies and are recognized as a financial instrument when the commitment is legally binding. These contingencies are considered in the valuation of the commitments. The Fund is obligated to fund these commitments when the contingencies are met and therefore, the Fund must have funds sufficient to cover its obligation. Commitments are marked to market daily and the unrealized gain or loss is shown as a separate line item called unrealized gain or loss on unfunded commitments on the statement of assets and liabilities and included in the net change in unrealized appreciation/(depreciation) of investments on the statement of operations, as applicable. Commitments are typically categorized as
Level 2 within the disclosure hierarchy. As of March 31, 2026 , the Fund had no unfunded commitments in connection with PIPEs.
Private and Other Underlying Funds. The Fund may invest in private investment funds and other publicly traded investment funds. The shares of publicly traded investment funds and private investment funds are collectively referred to as the “Underlying Funds”. The Fund may indirectly bear a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Because the Underlying Funds have varied expense levels and the Fund may own different proportions of Underlying Funds at different times, the amount of expense incurred indirectly by the Fund will vary. Expenses included in the statement of operations and financial highlights of the Fund do not include any expenses associated with the
Underlying Funds.
Private investment funds are not registered as investment companies under the 1940 Act and therefore the Fund will not be able to avail itself of the protection of the 1940 Act with respect to such private investment funds, including certain corporate governance protections, such as the requirement of having a majority or 50% of the directors serving on a board as independent directors, statutory protections against self-
dealings by the institutional asset managers, and leverage limitations. Due to the inherent uncertainty and subjectivity of determining the value of investments in private investment funds, upon disposition the amounts realized may differ significantly had readily available market values existed on such investments. The Fund will hold liquid assets while it waits for such Underlying Funds to call capital, which may negatively impact its performance.
Rebates. Subject to best execution, the Fund may direct certain portfolio transactions to brokerage firms that, in turn, have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Commission rebates are included as a component of realized gain from investment transactions in the statement of operations.
Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.
Senior Floating Rate Interests. The Fund may invest in senior floating rate interests (bank loans). Senior floating rate interests typically hold the most senior position in the capital structure of a business entity (the “Borrower”), and are secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating
3. Operating Policies (continued)

Notes to Financial Statements
Principal Real Asset Fund
March 31, 2026

rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. Borrowers of senior floating rate interests are typically rated below-investment-grade, which means they are more likely to default than investment-grade loans. A default could lead to non-payment of income which would result in a reduction of income to the Fund and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.
Senior floating rate interests pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank, Secured Overnight Financing Rate (“SOFR”), or a similar reference rate.
Senior floating rate interests generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for the Borrower to repay, prepayments of senior floating rate interests may occur. As a result, the actual remaining maturity of senior floating rate interests may be substantially less than stated maturities shown in the schedule of investments.
Unfunded Commitments. In connection with the senior floating rate interests, the Fund may enter into unfunded loan commitments
(“commitments”). All or a portion of the commitments may be unfunded. The Fund is obligated to fund these commitments at the Borrower’s discretion. Therefore, the Fund must have funds sufficient to cover its contractual obligation. Commitments are marked to market daily and the unrealized gain or loss is shown as a separate line item called unrealized gain or loss on unfunded commitments on the statement of assets and liabilities and included in the net change in unrealized appreciation/(depreciation) of investments on the statement of operations, as applicable.
As of March 31, 2026, the Fund had no unfunded commitments relating to senior floating rate interests.
The Fund may also enter into unfunded commitments relating to potential future investments in private investment funds, which are not marked to market daily. These unfunded commitments are typically made for a specified amount of capital and may be called at the discretion of the general partner of the private investment fund pursuant to its limited partnership agreement. As of March 31, 2026, the Fund had unfunded commitments relating to potential future investments, as follows (amounts in thousands):
*Unfunded commitments approximate their fair values.
4. Fair Valuation
Fair value is defined as the price that the Fund would receive upon selling a security or transferring a liability in a timely transaction to an independent buyer in the principal or most advantageous market of the security at the measurement date. In determining fair value, the Fund may use one or more of the following approaches: market, income, and/or cost. A hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.
Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the Fund. Unobservable inputs are inputs that reflect the Fund’s own estimates about the estimates market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.
The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
Level 1 – Quoted prices are available in active markets for identical securities as of the reporting date. Investments which are generally included in this category include listed equities and exchange-traded derivatives.
Level 2 – Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.). Investments which are generally included in this category include certain foreign equities, corporate bonds, municipal bonds, OTC derivatives, exchange cleared derivatives, senior floating rate interests, repurchase agreements, and U.S. Government and Government Agency
Obligations.
Level 3 – Significant unobservable inputs (including the Fund’s assumptions in determining the fair value of investments). Investments which are generally included in this category include certain common stocks, convertible preferred stocks, corporate bonds, preferred stocks, or senior floating rate interests.
Private Investment Fund Unfunded Commitment
*
ACIP Parallel Fund A, LP $ 581
Blackstone Infrastructure Partners F.2, LP 4,500
Macquarie Green Energy and Climate Opportunities Fund, SCSp 3,150
Maxim Income Opportunity Fund IV, LP 1,896
3. Operating Policies (continued)

Notes to Financial Statements
Principal Real Asset Fund
March 31, 2026

In accordance with Accounting Standards Codification 820 – Fair Value Measurement , the Fund has elected to apply the practical expedient to value its investments in private investment funds at their respective net asset value each calendar month or quarter. Private investment funds valued at net asset value are excluded from the fair value hierarchy.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the market place, and other characteristics particular to the transaction.
To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Fund in determining fair value is greatest for instruments categorized in Level 3.
In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.
Fair value is a market-based measure considered from the perspective of a market participant who holds the asset rather than an entity specific measure. Therefore, even when market assumptions are not readily available, the Fund’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The Fund uses prices and inputs that are current as of the measurement date, when available.
Investments which are included in the Level 3 category may be valued using quoted prices from brokers and dealers participating in the market for these investments. These investments are classified as Level 3 investments due to the lack of market transparency and market corroboration to support these quoted prices. Valuation models may be used as the pricing source for other investments classified as Level 3. Valuation models rely on one or more significant unobservable inputs such as: yield to maturity, EBITDA multiples, discount rates, available cash, or direct offering price. Significant increases in yield to maturity, EBITDA multiples, available cash, or direct offering price would have resulted in significantly higher fair value measurements. A significant increase in discount rates would have resulted in a significantly lower fair value measurement.
Benchmark pricing procedures set the base price of a security based on current market data. The base price may be a broker-dealer quote, transaction price, or internal value based on relevant market data.
The fair values of these securities are dependent on economic, political, and other considerations. The values of such securities may be affected by significant changes in the economic conditions, changes in government policies, and other factors (e.g., natural disasters, pandemics, accidents, conflicts, etc.).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those instruments.
The following is a summary of the inputs used as of March 31, 2026 in valuing the Fund’s securities carried at fair value (amounts in thousands):
*For additional detail regarding sector and/or sub-industry classifications, please see the schedule of investments.
Fund Level 1 - Quoted Prices
Level 2 - Other Significant
Observable Inputs
Level 3 - Significant
Unobservable Inputs Totals (Level 1,2,3)
Principal Real Asset Fund
Common Stocks
Basic Materials $ 2,576 $ 1,753 $ — $ 4,329
Communications — 60 — 60
Consumer, Cyclical 78 — — 78
Consumer, Non-cyclical 1,239 1,077 — 2,316
Energy 5,226 2,008 — 7,234
Financial 6,068 2,010 — 8,078
Industrial 3,321 2,537 — 5,858
Utilities 9,059 3,334 — 12,393
Investment Companies* 2,411 — — 2,411
Total $ 29,978 $ 12,779 $ — $ 42,757
Investments Using NAV as practical expedient
Private Investment Funds 129,290
Total investments in securities $ 172,047
4. Fair Valuation (continued)

Notes to Financial Statements
Principal Real Asset Fund
March 31, 2026

5. Management Agreement and Transactions with Affiliates
Management Services. The Fund has agreed to pay management and investment advisory fees to the Manager computed at an annual percentage rate of the Fund’s average daily net assets. A portion of the management fee is paid by the Manager to the sub-advisors of the Fund, which may be affiliates of the Manager. The annual rate paid by the Fund is based upon the aggregate average daily net assets (“aggregate net assets”) of the Fund. The management and investment advisory fees schedule for the Fund is 1.70% of aggregate net assets up to $1.5 billion and 1.65% of aggregate net assets over $1.5 billion.
The Manager has contractually agreed to waive 0.82% of the Fund’s management and investment advisory fees. It is expected that the fee waiver will continue through the period ending July 31, 2026; however, the Fund and the Manager, the parties to the agreement, may mutually agree to terminate the fee waiver prior to the end of the period.
The Manager has contractually agreed to limit the Fund’s expenses (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and tax reclaim recovery expenses and other extraordinary expenses). The reductions and reimbursements are in amounts that maintain total operating expenses at or below certain limits. The limits are expressed as a percentage of average daily net assets attributable to each class of shares on an annualized basis during the reporting period. Any amounts outstanding at the end of the year are shown as an expense reimbursement from Manager or expense reimbursement to Manager on the statement of assets and liabilities and are settled monthly. It is expected that the operating expense limits will continue through the period ending July 31, 2026, the contractual expiration date; however, the
Fund and the Manager, the parties to the agreement, may mutually agree to terminate the operating expense limits prior to the end of the period.
The operating expense limits are as follows:
Subject to applicable expense limits, the Fund may reimburse the Manager for expenses incurred during the current fiscal year and the previous two fiscal years. All organizational expenses of the Fund will be borne by the Fund.
As of March 31, 2026, the class specific reimbursements subject to possible future recoupment under the expense limitation agreement were as follows (amounts in thousands):
Distribution Fees. The Class A shares of the Fund bear distribution fees. The fees are computed at an annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Distribution fees are paid to the Distributor of the Fund. A portion of the distribution fees may be paid to other selling dealers for providing certain services.
Chief Compliance Officer Expenses. The Fund pays certain expenses associated with the Chief Compliance Officer (“CCO”). This expense is allocated among the registered investment companies managed by the Manager based on the relative net assets of each fund and is shown on the statement of operations.
Sales Charges. The Distributor retains sales charges on certain sales of Class A shares based on declining rates which begin at 5.75%. For the year ended March 31, 2026, sales charges retained by the Distributor were less than $500.
Affiliated Ownership . As of March 31, 2026, Principal Life Insurance Company (an affiliate of the Manager) owned shares of the Fund as follows (amounts of shares in thousands):
Principal Real Asset Fund 5 , 929
Share Class Operating Expense Limit Expiration
Class A
1.39% July 31, 2026
Class Y
0.89 July 31, 2026
Institutional 1.09
July 31, 2026
Share Class
Expiring
March 31, 2027
Expiring
March 31, 2028
Class A
$37 $48
Class Y
715 799
Institutional
68 56
Class Y

Notes to Financial Statements
Principal Real Asset Fund
March 31, 2026

6. Investment Transactions
For the year ended March 31, 2026, the cost of investment securities purchased and proceeds from investment securities sold (not including short-
term investments, return of capital, and mergers) by the Fund were as follows (amounts in thousands):
7. Repurchase Offers
The Fund has a fundamental policy to make quarterly repurchase offers for no less than 5% and not more than 25% of its shares at a price equal to net asset value per share, unless suspended or postponed in accordance with regulatory requirements, and that each quarterly repurchase pricing share occur on the Repurchase Pricing Date, the date that will be used to determine the Fund’s net asset value per share applicable to the repurchase. The Fund will make quarterly repurchase offers every three months, in the following months: March, June, September, and December.
The Fund will repurchase shares that are tendered by a specific date (the “Repurchase Request Deadline”), which will be established by the Board in accordance with Rule 23c-3, as amended from time to time. Rule 23c-3 requires the Repurchase Request Deadline to be no less than 21 and no more than 42 days after the Fund sends notification to shareholders of the repurchase offer. There will be a maximum 14 calendar day period, or the next business day if the 14th calendar day is not a business day, between the Repurchase Request Deadline and the Repurchase Pricing Date.
If a repurchase offer by the Fund is oversubscribed, the Fund may repurchase, but is not required to repurchase, additional shares up to a maximum amount of 2% of the outstanding shares of the Fund. If the Fund determines not to repurchase additional shares beyond the repurchase offer amount, or if shareholders tender an amount of shares greater than that which the Fund is entitled to repurchase, the Fund will repurchase the shares tendered on a pro rata basis.
For the year ended March 31, 2026, shares of the Fund were repurchased during the repurchase offer windows as per the table below (amounts
in thousands). In these offers, the Fund offered to repurchase up to 5% of the number of outstanding shares as of the Repurchase Pricing Date.
8. Federal Tax Information
Distributions to Shareholders. The federal income tax character of distributions paid for the year ended March 31, 2026 and year ended March
31, 2025, were as follows (amounts in thousands):
*The Fund designates these distributions as long-term capital gain dividends per IRC Sec. 852 (b)(3)(C) in the 20-percent group (which may be taxed at a 20-percent rate, a
15-percent rate, or a 0-percent rate, depending on the shareholder’s taxable income).
For U.S. federal income tax purposes, short-term capital gain distributions are considered ordinary income distributions.
Purchases Sales
Principal Real Asset Fund $ 50,928 $ 52,211
Repurchase Offer #1 Repurchase Offer #2 Repurchase Offer #3 Repurchase Offer #4
Commencement Date
March 31, 2025 June 30, 2025 September 29, 2025 December 29, 2025
Repurchase Request Deadline
April 28, 2025 July 29, 2025 October 29, 2025 January 28, 2026
Repurchase Pricing Date
April 28, 2025 July 29, 2025 October 29, 2025 January 28, 2026
Amount Repurchased
$ 9,733 $ 39 $0 $190
Shares Repurchased
369 1 0 7
Percentage of Outstanding Shares Repurchased
5.97% 0.03% 0.00% 1.14%
Ordinary Income Long-Term Capital Gain*
2026 2025 2026 2025
Principal Real Asset Fund $ 3,002 $ 2,332 $ — $ 184

Notes to Financial Statements
Principal Real Asset Fund
March 31, 2026

Distributable Earnings. As of March 31, 2026, the components of distributable earnings (accumulated loss) on a federal tax basis were as follows (amounts in thousands):
Capital Loss Carryforwards. For federal income tax purposes, capital loss carryforwards are losses that can be used to offset future capital gains of the Fund. As of March 31, 2026 , the Fund had no capital loss carryforwards.
Late-Year Losses. A regulated investment company may elect to treat any portion of its qualified late-year loss as arising on the first day of the next taxable year. Qualified late-year losses are certain capital and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31 and December 31, respectively. As of March 31, 2026 , the Fund does not plan to defer any late-year losses.
Reclassification of Capital Accounts. The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying statement of changes in net assets as from net investment income and net realized gain on investments or from tax return of capital depending on the type of book and tax differences that exist. For the year ended March 31, 2026, the Fund recorded reclassifications as follows (amounts in thousands):
Federal Income Tax Basis. As of March 31, 2026 , the net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the Fund were as follows (amounts in thousands):
9. Subsequent Events
Management has evaluated events and transactions that have occurred through the date the financial statements were issued that would merit recognition or disclosure in the financial statements. The Fund completed a quarterly repurchase offer on April 30, 2026 which resulted in 9,102 shares being repurchased for $259,000. There were no additional items requiring adjustment of the financial statements or additional disclosure.
Undistributed
Ordinary
Income
Undistributed
Long-Term
Capital Gains
Accumulated
Losses
Net Unrealized
Appreciation
(Depreciation)
Other
Temporary
Differences
Total
Accumulated
Earnings
(Deficit)
Principal Real Asset Fund $ 1,427 $ 3,408 $ — $ 22,177 $ — $ 27,012
Total Distributable Earnings
(Accumulated Loss)
Capital Shares and
Additional Paid-in-Capital
Principal Real Asset Fund $ 25 $ (25)
Unrealized
Appreciation
Unrealized
(Depreciation)
Net Unrealized Appreciation/
(Depreciation)
Cost for Federal Income Tax
Purposes
Principal Real Asset Fund $ 31,385 $ (9,207) $ 22,178 $ 149,869
8. Federal Tax Information (continued)

Schedule of Investments
Principal Real Asset Fund
March 31, 2026
See accompanying notes.

INVESTMENT COMPANIES - 1 .40 % Shares Held Value (000's)
Exchange-Traded Funds - 0 .72%
iShares Global Infrastructure ETF 18,600 $ 1,246
Money Market Funds - 0 .68%
Morgan Stanley Institutional Liquidity Funds -
Government Portfolio - Institutional Class 3.57%
(a)
1,165,195 1,165
TOTAL INVESTMENT COMPANIES $ 2,411
PRIVATE INVESTMENT FUNDS - 74 .93 % Shares Held Value (000's)
Agriculture - 16 .97%
Ceres Farmland Holdings, LP
(b)
N/A $ 12,623
Hancock Timberland and Farmland Fund, LP
(b)
N/A 11,029
UBS AgriVest Farmland Fund
(b)
N/A 5,623
$ 29,275
Energy - Alternate Sources - 19 .40%
ACIP Parallel Fund A, LP
(b)
N/A 4,649
Blackstone Infrastructure Partners F2, LP
(b)
N/A 7,519
CBRE Caledon Global Infrastructure Fund
(International), LP
(b)
N/A 12,011
IFM Core Energy Transition Fund (USD) B,
SCSp
(b)
N/A 5,840
Macquarie Green Energy and Climate Opportunities
Fund, SCSp
(b)
N/A 3,459
$ 33,478
Forest Products & Paper - 3 .53%
BTG Pactual Open Ended Core US Timberland
Fund, LP
(b)
N/A 6,094
Private Equity - 11 .02%
GDIF US Hedged Feeder Fund, LP
(b)
N/A 7,140
HarbourVest Infrastructure Income Delaware
Parallel Partnership, LP
(b)
N/A 11,876
$ 19,016
Real Estate - 14 .38%
Brookfield Senior Mezzanine Real Estate Finance
Fund, LP
(b)
N/A 1,551
FDR PELF SCA, SICAV-RAIF
(b)
N/A 6,134
Maxim Income Opportunity Fund IV, LP
(b),(c)
N/A 7,104
PGIM Real Estate US Debt Fund, LP
(b)
N/A 5,031
UBS Trumbull Property Growth & Income Fund
(b)
N/A 4,997
$ 24,817
Software - 6 .00%
Cloud Capital Feeder (ON), LP
(b)
N/A 10,348
Transportation - 3 .63%
Global Transport Income Fund Feeder LLC, LP
(b)
N/A 6,262
TOTAL PRIVATE INVESTMENT FUNDS $ 129,290
COMMON STOCKS - 23 .38 % Shares Held Value (000's)
Agriculture - 0 .23%
Archer-Daniels-Midland Co 2,068 $ 150
Bunge Global SA 587 75
Darling Ingredients Inc
(c)
673 41
Wilmar International Ltd 43,200 130
$ 396
Biotechnology - 0 .14%
Corteva Inc 2,916 244
Building Materials - 0 .11%
Louisiana-Pacific Corp 269 20
Svenska Cellulosa AB SCA 9,705 113
West Fraser Timber Co Ltd 926 60
$ 193
Chemicals - 0 .49%
CF Industries Holdings Inc 674 88
FMC Corp 532 9
ICL Group Ltd 11,981 62
Mosaic Co/The 1,352 35
Nutrien Ltd 6,469 488
Yara International ASA 2,689 157
$ 839
COMMON STOCKS (continued) Shares Held Value (000’s)
Commercial Services - 0 .89%
Atlas Arteria Ltd 254,417 $ 754
JSW Infrastructure Ltd 74,971 193
Motiva Infraestrutura de Mobilidade SA 195,392 598
$ 1,545
Consumer Products - 0 .03%
Avery Dennison Corp 330 57
Electric - 6 .05%
Algonquin Power & Utilities Corp 107,600 659
CenterPoint Energy Inc 18,562 801
CMS Energy Corp 10,540 818
Consolidated Edison Inc 6,572 744
EDP Renovaveis SA 17,607 282
Elia Group SA/NV
(c)
4,043 621
Entergy Corp 9,938 1,117
National Grid PLC 49,854 841
NextEra Energy Inc 21,166 1,966
PG&E Corp 41,299 725
Sempra 11,071 1,076
Xcel Energy Inc 9,877 785
$ 10,435
Engineering & Construction - 1 .20%
Aeroports de Paris SA 3,894 476
Beijing Capital International Airport Co Ltd
(c)
732,000 171
Cellnex Telecom SA
(c),(d)
13,251 426
China Tower Corp Ltd
(d)
251,600 344
Enav SpA
(d)
49,177 296
Sarana Menara Nusantara Tbk PT 12,335,300 356
$ 2,069
Food - 0 .02%
Ingredion Inc 271 31
Forest Products & Paper - 0 .36%
International Paper Co 2,275 81
Mondi PLC 7,304 83
Oji Holdings Corp 14,800 80
Suzano SA ADR 11,053 111
UPM-Kymmene Oyj 8,708 272
$ 627
Gas - 0 .35%
ENN Energy Holdings Ltd 75,000 611
Healthcare - Services - 0 .02%
Chartwell Retirement Residences 3,000 43
Housewares - 0 .01%
Scotts Miracle-Gro Co/The 189 12
Iron & Steel - 0 .27%
ArcelorMittal SA 891 46
Fortescue Ltd 3,472 50
Nippon Steel Corp 11,300 42
Novolipetsk Steel PJSC
(c)
36,800 —
Nucor Corp 486 82
POSCO Holdings Inc 158 36
Reliance Inc 110 33
Severstal PAO
(c)
4,878 —
Steel Dynamics Inc 288 52
Vale SA ADR 7,557 120
$ 461
Lodging - 0 .04%
Hilton Worldwide Holdings Inc 218 66
Mining - 1 .39%
Agnico Eagle Mines Ltd 1,060 215
Anglo American PLC 2,474 106
Anglogold Ashanti Plc 894 87
Antofagasta PLC 722 32
Barrick Mining Corp 3,572 146
BHP Group Ltd 10,701 387
Cameco Corp 785 85
China Hongqiao Group Ltd 7,000 32
First Quantum Minerals Ltd
(c)
1,432 34
Franco-Nevada Corp 405 100

Schedule of Investments
Principal Real Asset Fund
March 31, 2026
See accompanying notes.

COMMON STOCKS (continued) Shares Held Value (000’s)
Mining (continued)
Freeport-McMoRan Inc 3,037 $ 179
Glencore PLC
(c)
20,213 153
Gold Fields Ltd ADR 1,888 86
Ivanhoe Mines Ltd
(c)
1,627 14
Kinross Gold Corp 2,535 78
Newmont Corp 2,300 249
Norsk Hydro ASA 2,727 29
Northern Star Resources Ltd 2,988 43
Polyus PJSC
(c)
4,070 —
Rio Tinto Ltd 784 89
Southern Copper Corp 174 30
Teck Resources Ltd 939 49
Wheaton Precious Metals Corp 953 125
Zijin Mining Group Co Ltd 12,000 54
$ 2,402
Oil & Gas - 1 .91%
BP PLC 28,426 222
Canadian Natural Resources Ltd 3,782 185
Cenovus Energy Inc 2,502 66
Chevron Corp 1,361 282
ConocoPhillips 887 117
Coterra Energy Inc 540 19
Devon Energy Corp 445 22
Diamondback Energy Inc 133 26
Ecopetrol SA ADR 441 7
Eni SpA 3,767 107
EOG Resources Inc 391 57
EQT Corp 442 28
Equinor ASA 1,539 66
Exxon Mobil Corp 3,026 513
Imperial Oil Ltd 278 36
Marathon Petroleum Corp 217 53
Occidental Petroleum Corp 510 33
Petroleo Brasileiro SA - Petrobras ADR 3,383 70
Phillips 66 291 53
Reliance Industries Ltd
(d)
3,071 181
Repsol SA 2,054 58
Shell PLC 10,448 484
Suncor Energy Inc 2,176 144
TotalEnergies SE 3,672 337
Valero Energy Corp 217 54
Woodside Energy Group Ltd 3,452 82
$ 3,302
Oil & Gas Services - 0 .21%
Baker Hughes Co 700 43
Halliburton Co 597 23
SLB Ltd 1,082 55
Solaris Energy Infrastructure Inc 4,365 247
$ 368
Packaging & Containers - 0 .29%
Amcor PLC 1,980 79
Graphic Packaging Holding Co 1,257 13
Packaging Corp of America 386 82
Sealed Air Corp 626 26
SIG Group AG 5,685 85
Smurfit Westrock PLC 2,239 89
Stora Enso Oyj 10,112 119
$ 493
Pipelines - 2 .07%
APA Group 68,314 471
DT Midstream Inc 3,595 484
Gibson Energy Inc 28,500 608
Kinetik Holdings Inc 9,341 452
Venture Global Inc 15,732 248
Williams Cos Inc/The 17,875 1,301
$ 3,564
COMMON STOCKS (continued) Shares Held Value (000’s)
Real Estate - 0 .46%
City Developments Ltd 10,600 $ 68
CTP NV
(d)
1,292 22
Fastighets AB Balder
(c)
6,327 37
Jones Lang LaSalle Inc
(c)
96 29
Mitsui Fudosan Co Ltd 7,400 79
Qualitas Ltd 19,672 32
Sumitomo Realty & Development Co Ltd 7,600 216
Sun Hung Kai Properties Ltd 13,000 216
Swire Properties Ltd 15,600 46
TAG Immobilien AG 2,585 41
$ 786
REITs - 4 .23%
Agree Realty Corp 1,953 147
American Healthcare REIT Inc 4,581 216
American Homes 4 Rent 4,907 137
American Tower Corp 5,197 896
AvalonBay Communities Inc 974 159
Boardwalk Real Estate Investment Trust 700 32
British Land Co PLC/The 8,610 41
CapitaLand Integrated Commercial Trust 71,095 128
COPT Defense Properties 2,531 77
Cousins Properties Inc 1,978 45
Crown Castle Inc 9,274 754
Curbline Properties Corp 1,988 51
Digital Realty Trust Inc 892 161
Equinix Inc 985 966
Equity LifeStyle Properties Inc 1,005 63
Essex Property Trust Inc 336 81
Extra Space Storage Inc 1,310 172
Gaming and Leisure Properties Inc 1,663 74
Goodman Group 11,581 208
InvenTrust Properties Corp 3,120 95
Janus Living Inc 1,304 31
Japan Hotel REIT Investment Corp 62 29
Keppel DC REIT 43,276 74
Klepierre SA 3,315 124
Link REIT 15,824 73
Merlin Properties Socimi SA 4,078 66
Mitsui Fudosan Accommodations Fund Inc 70 59
Nippon Building Fund Inc 100 84
Nippon Prologis REIT Inc 78 42
Prologis Inc 3,915 518
Prologis Property Mexico SA de CV 6,846 30
Regency Centers Corp 1,355 103
Ryman Hospitality Properties Inc 803 74
Sabra Health Care REIT Inc 3,636 70
Safestore Holdings PLC 5,872 49
Segro PLC 7,664 66
Sekisui House Reit Inc 91 52
Simon Property Group Inc 521 97
Unibail-Rodamco-Westfield
(c)
1,434 158
Ventas Inc 3,538 289
Vornado Realty Trust 1,168 30
Welltower Inc 3,010 595
Weyerhaeuser Co 3,113 76
$ 7,292
Telecommunications - 0 .03%
NEXTDC Ltd
(c)
7,481 60
Transportation - 1 .80%
Canadian National Railway Co 8,100 834
CSX Corp 26,414 1,084
East Japan Railway Co 6,600 151
Norfolk Southern Corp 2,013 578
Rumo SA 144,804 456
$ 3,103

Schedule of Investments
Principal Real Asset Fund
March 31, 2026
See accompanying notes.

COMMON STOCKS (continued) Shares Held Value (000’s)
Water - 0 .78%
Cia de Saneamento Basico do Estado de Sao Paulo
SABESP
12,015 $ 368
Guangdong Investment Ltd 520,513 521
Severn Trent PLC 11,169 458
$ 1,347
TOTAL COMMON STOCKS $ 40,346
Total Investments $ 172,047
Other Assets and Liabilities -  0.29% 506
TOTAL NET ASSETS - 100.00% $ 172,553
(a) 1-day yield shown is as of period end.
(b) Private Investment Funds have quarterly or annual redemption frequencies and are considered restricted securities. Please see Private Investment Funds sub-
schedule for additional information.
(c) Non-income producing security
(d) Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities totaled $1,269 or 0.74% of net assets.
Portfolio Summary
Sector Percent
Financial 30 .09%
Energy 23 .59%
Consumer, Non-cyclical 18 .30%
Utilities 7 .18%
Industrial 7 .03%
Technology 6 .00%
Materials 3 .53%
Basic Materials 2 .51%
Exchange-Traded Funds 0 .72%
Money Market Funds 0 .68%
Consumer, Cyclical 0 .05%
Communications 0 .03%
Other Assets and Liabilities
0 .29%
TOTAL NET ASSETS
100.00%
Private Investment Funds
Security Name Acquisition Date Cost Value
Redemption
Notice (days)
Percent of
Net Assets
ACIP Parallel Fund A, LP
(a)
11/15/2021 - 12/17/2025 $ 6,487 $ 4,649 N/A 2.69%
Blackstone Infrastructure Partners F2, LP
(b)
09/27/2024 6,000 7,519 90 4.36%
Brookfield Senior Mezzanine Real Estate Finance Fund, LP
(c)
03/31/2022 5,000 1,551 N/A 0.90%
BTG Pactual Open Ended Core US Timberland Fund, LP
(d)
07/01/2019 - 12/30/2021 4,697 6,094 90 3.53%
CBRE Caledon Global Infrastructure Fund (International), LP
(e)
07/16/2021 - 06/27/2024 10,959 12,011 N/A 6.96%
Ceres Farmland Holdings, LP
(f)
11/06/2019, 02/05/2021 7,000 12,623 N/A 7.32%
Cloud Capital Feeder (ON), LP
(g)
12/05/2025 10,000 10,348 90 6.00%
FDR PELF SCA, SICAV-RAIF
(h)
12/01/2022 6,610 6,134 90 3.55%
GDIF US Hedged Feeder Fund, LP
(i)
04/23/2021 - 08/17/2022 6,114 7,140 N/A 4.14%
Global Transport Income Fund Feeder LLC, LP
(j)
08/01/2024 6,000 6,262 45 3.63%
Hancock Timberland and Farmland Fund, LP
(k)
08/12/2020 - 04/20/2023 10,556 11,029 N/A 6.39%
HarbourVest Infrastructure Income Delaware Parallel Partnership, LP
(l)
06/27/2022 8,000 11,876 90 6.88%
IFM Core Energy Transition Fund (USD) B, SCSp
(m)
02/29/2024 6,000 5,840 90 3.38%
Macquarie Green Energy and Climate Opportunities Fund, SCSp
(n)
08/30/2024 2,898 3,459 90 2.01%
Maxim Income Opportunity Fund IV, LP
(o)
03/13/2026 7,104 7,104 60 4.12%
PGIM Real Estate US Debt Fund, LP
(p)
04/30/2021, 06/30/2021 5,315 5,031 N/A 2.91%
UBS AgriVest Farmland Fund
(q)
07/01/2020 - 01/03/2023 4,984 5,623 60 3.26%
UBS Trumbull Property Growth & Income Fund
(r)
07/01/2020 - 12/30/2021 6,092 4,997 60 2.90%
Total $ 129,290 74.93%
The private investment funds listed in the table do not include any unfunded commitments.  Please see Note 3 for details of any unfunded commitments.
Amounts in thousands.
(a) This closed-end fund focuses on the Climate Infrastructure sector which includes value-add renewable energy, resource and energy efficiency, transmission and smart grids, vehicle electrification, and energy storage and microgrids. The fund has a life term of 10 years during which, redemptions are not permitted.
(b) This fund is an open-ended investment fund whose objective is to identify, acquire and operate a diversified portfolio of high quality, long-duration, cash-yielding investments that can compound at attractive risk-adjusted rates of return.  The fund seeks to invest in assets across four primary infrastructure sectors: energy infrastructure, transportation, digital infrastructure, and water and waste.  Redemptions are subject to a three-year lock up from the acquisition date.
(c) The fund was established as an open-end senior real estate debt fund focused on providing primarily floating rate financing secured by commercial property primarily located in the U.S. Management of the fund has recently announced their intention to dissolve this fund. They expect to return 50% of capital by the end of 2025 and the remaining over the next five years.
(d) The fund was established to invest and reinvest assets of the investors through the REIT, primarily in interests (including ownership or leasehold interests) in real property, which is to be planted with trees, or real property on which trees are growing (timberland), trees growing on timberland, or trees which have been cut but not removed from the timberland (timber); contracts or agreements for the cutting and/or use of timber on timberland. Timber investments are not intended to produce immediate revenues.
Redemptions are subject to a two-year holding period from the acquisition date.
(e) The fund will seek to invest in a global, diversified portfolio of high-quality core and core-plus mid-market infrastructure investments with stable returns, inflation protection, low volatility, predictable yield and a low correlation with other asset classes through an open-end structure. Redemptions are subject to a three-year holding period from the acquisition date.
(f) The fund is an open-ended investment fund whose objective is to generate an attractive total return through the acquisition and management of farmland in the Midwestern
United States. Redemptions are subject to a one-year holding period from the acquisition date. After the holding period has expired, redemptions are permitted with written redemption notice five months prior to the annual redemption date, which is the last day of February.
(g) This feeder fund represents an indirect ownership in both the Cloud Capital US LP Fund and the Cloud Capital European Fund SCSp, through the Cloud Capital B (ON)
LP.  The fund pursues a core plus global data center investment strategy, seeking to generate regular income through ownership of stabilized or near stabilized data center assets, while selectively pursuing value add and de risked growth opportunities to enhance diversification, capital appreciation, and income potential.  Redemption requests accommodated quarterly to the extent of sufficient liquid assets, with at least 90 days notice.

Schedule of Investments
Principal Real Asset Fund
March 31, 2026
See accompanying notes.

(h) This feeder fund represents an indirect ownership of the Prologis European Logistics Fund which has an investment objective of combining attractive current income with long-term capital growth by investing in European logistics real estate assets. Redemption requests accommodated quarterly to the extent of sufficient liquid assets, with at least 90 days notice.
(i) This feeder fund offers hedging to protect against currency movements in the Global Diversified Infrastructure Fund which invests in diversified infrastructure investments.
Redemptions are subject to a three-year holding period from the acquisition date.
(j) This feeder fund represents an indirect ownership of the Global Transport Income Fund which seeks to deliver attractive, risk-adjusted returns with an emphasis on stable income generation through investing in the transport industries. Redemption requests are allowed three years after the third-quarter date.
(k) This open-end fund blends the two asset classes of timberland and farmland. The geographic focus will be in the U.S., Canada, Australia, New Zealand, Chile, Brazil,
Uruguay, and Western Europe. Agriculture investments will be diversified among row crops (corn, soy, wheat, etc.), permanent crops (vines/trees), and commodity crops
(cotton, lettuce, strawberries, etc.). Redemptions are subject to a three-year holding period from the acquisition date. After the holding period has expired, redemptions are permitted with written redemption notice given by April 30th of that year.
(l) The fund will primarily invest, directly or indirectly, in core and core plus infrastructure assets and infrastructure investments focused on the infrastructure and power sectors. Redemptions are subject to a three-year holding period from the acquisition date.
(m) This feeder fund represents an indirect ownership of the IFM Core Energy Transition Fund SCSp which seeks to achieve long-term capital appreciation as well as current income through equity and equity-related investments in infrastructure assets that IFM believes will seek to accelerate the world’s transition to a net-zero emissions economy.  Redemptions are subject to a two-year holding period of the acquisition date.  Withdrawal requests need to be provided in writing at least 90 days prior to the first day of any calendar quarter.
(n) The fund's primary objective will be to make equity and equity like investments in a diversified portfolio of sustainable infrastructure, real assets, and businesses, primarily those focused on the development and deployment of mature sustainable technologies and, through their operations, contribute towards accelerating the global energy transition.  Redemptions are subject to a five-year holding period from the Commencement Date.
(o) The Fund will seek to generate attractive, risk-adjusted current income returns by investing primarily in short-term mortgage loans secured by first position liens on commercial real estate located in the continental United States, which may include, but are not limited to, first mortgages; senior or subordinate positions in first mortgages;
collateral assignments of first mortgages; and senior leasehold loans. In addition, up to 10% of invested capital may be allocated to subordinated loans or preferred equity in U.S. commercial real estate–related assets.  Subsequent to the commitment period ending February 2027, the limited partner is permitted to redeem its interest quarterly upon 60 days’ advance notice, subject to available liquidity of the underlying portfolio.
(p) This fund is comprised of loans with strong fundamentals and focused on income return. Redemptions are available if inflows of capital offset the requested redemption amount and if liquidity is sufficient.
(q) This open-end fund invests primarily in U.S. farmland. It is a well-diversified portfolio across many regions of the country and diversified across row crops, vegetable crops, and permanent crops. Redemptions are permitted with written redemption notice 60 days prior to the end of the quarter.
(r) This open-end, commingled private real estate portfolio combines value-add properties with capital appreciation potential and more stable income-generating properties.
Properties in the portfolio typically start as development, renovation, repositioning, or lease-up stage investments, and transition toward stabilized assets. Redemptions are permitted with written redemption notice 60 days prior to the end of the quarter.

Financial Highlights
See accompanying notes.

Selected data for a share of Capital Stock outstanding throughout each year ended March 31 (except as noted):
Net Asset Value,
Beginning of
Period
Net Investment
Income (Loss)(a)
Net Realized
and Unrealized
Gain (Loss) on
Investments
Total From
Investment
Operations
Dividends from
Net Investment
Income
Distributions
from Realized
Gains
Total Dividends
and Distributions
Net Asset Value,
End of Period
PRINCIPAL REAL ASSET FUND
Class A shares
2026 $ 25 .84 $ 0 .59 $ 2 .24 $ 2 .83 ( $ 0 .51 ) $ – ( $ 0 .51 ) $ 28 .16
2025 25 .41 0 .69 0 .14 0 .83 ( 0 .37 ) ( 0 .03 ) ( 0 .40 ) 25 .84
2024 25 .40 0 .42 0 .06 0 .48 ( 0 .24 ) ( 0 .23 ) ( 0 .47 ) 25 .41
2023 28 .09 0 .63 ( 1 .54 ) ( 0 .91 ) ( 0 .41 ) ( 1 .37 ) ( 1 .78 ) 25 .40
2022 26 .27 0 .33 3 .34 3 .67 ( 0 .37 ) ( 1 .48 ) ( 1 .85 ) 28 .09
Class Y shares
2026 26 .31 0 .79 2 .23 3 .02 ( 0 .51 ) – ( 0 .51 ) 28 .82
2025 25 .77 0 .85 0 .12 0 .97 ( 0 .40 ) ( 0 .03 ) ( 0 .43 ) 26 .31
2024 25 .68 0 .55 0 .07 0 .62 ( 0 .30 ) ( 0 .23 ) ( 0 .53 ) 25 .77
2023 28 .31 0 .76 ( 1 .54 ) ( 0 .78 ) ( 0 .48 ) ( 1 .37 ) ( 1 .85 ) 25 .68
2022 26 .42 0 .47 3 .36 3 .83 ( 0 .42 ) ( 1 .52 ) ( 1 .94 ) 28 .31
Institutional shares
2026 26 .00 0 .49 2 .43 2 .92 ( 0 .51 ) – ( 0 .51 ) 28 .41
2025 25 .51 0 .64 0 .28 0 .92 ( 0 .40 ) ( 0 .03 ) ( 0 .43 ) 26 .00
2024 25 .48 0 .50 0 .06 0 .56 ( 0 .30 ) ( 0 .23 ) ( 0 .53 ) 25 .51
2023 28 .15 0 .64 ( 1 .46 ) ( 0 .82 ) ( 0 .48 ) ( 1 .37 ) ( 1 .85 ) 25 .48
2022 26 .33 0 .42 3 .33 3 .75 ( 0 .41 ) ( 1 .52 ) ( 1 .93 ) 28 .15

Financial Highlights (Continued)
See accompanying notes.

Total Return
Net Assets, End of Period (in
thousands)
Ratio of Expenses to
Average Net Assets
Ratio of Expenses to
Average Net Assets
(Excluding Interest
Expense and Fees)(b)
Ratio of Net Investment
Income to Average Net
Assets Portfolio Turnover Rate
10 .28% (c) ,(d) $ 549 1 .43% (e) 1 .39% (e) 2 .20% 31 .9%
3 .28 (c) ,(f) ,(g) 833 1 .43 (e) 1 .39 (e) 2 .69 31 .5
2 .30 (c) ,(f) ,(h) 930 1 .48 (e) 1 .44 (e) 1 .68 32 .0
( 2 .13 ) (c) ,(f) ,(i) 754 1 .70 (e) 1 .66 (e) 2 .41 39 .8
12 .58 (c) ,(f) ,(j) 372 1 .91 (e) 1 .88 (e) 1 .19 45 .4
10 .79 (d) ,(f) 170,871 0 .93 (e) 0 .89 (e) 2 .88 31 .9
3 .82 (f) ,(g) 162,159 0 .93 (e) 0 .89 (e) 3 .27 31 .5
2 .78 (f) ,(h) 135,552 0 .98 (e) 0 .94 (e) 2 .19 32 .0
( 1 .62 ) (f) ,(i) 148,223 1 .24 (e) 1 .20 (e) 2 .84 39 .8
13 .13 (f) ,(j) 187,063 1 .41 (e) 1 .38 (e) 1 .69 45 .4
10 .58 (d) 1,133 1 .13 (e) 1 .09 (e) 1 .81 31 .9
3 .62 (f) ,(g) 1,345 1 .13 (e) 1 .09 (e) 2 .49 31 .5
2 .60 (f) ,(h) 10,378 1 .18 (e) 1 .14 (e) 1 .99 32 .0
( 1 .82 ) (f) ,(i) 10,753 1 .30 (e) 1 .26 (e) 2 .48 39 .8
12 .93 (f) ,(j) 627 1 .63 (e) 1 .60 (e) 1 .54 45 .4
(a) Calculated based on average shares outstanding during the period.
(b) Excludes interest expense and commitment fees charged on borrowings. See "Operating Policies" in notes to financial statements.
(c) Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(d) Total returns calculated using the reported net asset values as of March 31, 2026 are 11.07%, 11.61%, and 11.36% for Class A, Class Y, and Institutional,
respectively.
(e) Subject to Manager's contractual expense limit.
(f) Total return is calculated using the traded net asset value which may differ from the reported net asset value. The traded net asset value is the net asset value which a shareholder would have paid or received from a subscription or redemption.
(g) Total returns calculated using the reported net asset values as of March 31, 2025 are 3.31%, 3.81% and 3.65% for Class A, Class Y and Institutional,
respectively.
(h) Total returns calculated using the reported net asset values as of March 31, 2024 are 1.94%, 2.46% and 2.24% for Class A, Class Y and Institutional,
respectively.
(i) Total returns calculated using the reported net asset values as of March 31, 2023 are (3.11)%, (2.64)% and (2.80)% for Class A, Class Y and Institutional,
respectively.
(j) Total returns calculated using the reported net asset values as of March 31, 2022 are  14.32%, 14.86%, and 14.62% for Class A, Class Y, and Institutional,
respectively.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of
Principal Real Asset Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Principal Real Asset Fund (the “Fund”), including the schedule of investments, as of March 31, 2026, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”).
In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at March 31, 2026, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States)
(“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2026, by correspondence with the custodian, investment manager of the private investment funds and brokers; when replies were not received from brokers or investment managers of the private investment funds, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Principal investment companies since 1969.
Minneapolis, Minnesota
May 22, 2026

Shareholder Expense Example
Principal Real Asset Fund
March 31, 2026 (unaudited)

As a shareholder of Principal Real Asset Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments and contingent deferred sales charges; and (2) ongoing costs, including management fees; distribution fees; and other fund expenses. In addition to the expenses the Fund bears directly, the Fund may indirectly bear its pro rata share of the expenses incurred by the investment companies in which the Fund invests. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Principal Real Asset Fund and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2025 to March
31, 2026 , unless otherwise noted.
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Additional account fees may apply to certain types of investment products which are not included in the table below. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the
Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5%
hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges on purchase payments, contingent deferred sales charges, redemption fees or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Actual Hypothetical
Beginning
Account Value
October 1, 2025
Ending Account
Value
March 31, 2026
Expenses Paid
During Period
October 1,
2025 to March
31, 2026
(a)
Beginning
Account Value
October 1, 2025
Ending Account
Value
March 31, 2026
Expenses Paid
During Period
October 1,
2025 to March
31, 2026
(a)
Annualized
Expense
Ratio
Principal Real Asset Fund
Class A $ 1,000.00 $ 1,049.69 $ 7.36 $ 1,000.00 $ 1,017.75 $ 7.24 1.44%
Class Y 1,000.00 1,052.42 4.81 1,000.00 1,020.24 4.73 0.94
Institutional 1,000.00 1,051.26 5.83 1,000.00 1,019.25 5.74 1.14
Principal Real Asset Fund (Excluding Interest Expense and Fees)
Class A 1,000.00 1,049.69 7.10 1,000.00 1,018.00 6.99 1.39
Class Y 1,000.00 1,052.42 4.55 1,000.00 1,020.49 4.48 0.89
Institutional 1,000.00 1,051.26 5.57 1,000.00 1,019.50 5.49 1.09
(a)
Expenses are equal to a fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

FUND BOARD OF TRUSTEES AND OFFICERS
The Board of Trustees (the “Board”) has overall responsibility for overseeing the Fund’s operations in accordance with the Investment Act of
1940, as amended (the “1940 Act”), other applicable laws, and the Fund’s charter. Each member of the Board (“Board Member”) serves on the
Boards of the following investment companies: Principal Private Credit Fund and Principal Real Asset Fund which are collectively referred to as the “Fund Complex”. Board Members that are affiliated persons of any investment advisor, the principal distributor, or the principal underwriter of the Fund Complex are considered “interested persons” of the Fund (as defined in the 1940 Act) and are referred to as “Interested Board
Members”. Board Members who are not Interested Board Members are referred to as “Independent Board Members”.
Each Board Member generally serves until the next annual meeting of shareholders or until such Board Member’s earlier death, resignation, or removal. The Board elects officers to supervise the day-to-day operations of the Fund Complex.
INDEPENDENT BOARD MEMBERS
INTERESTED BOARD MEMBERS
Correspondence intended for each Board Member who is other than an Interested Board Member may be sent to 655 9th Street, Des Moines, IA
50392.
Name,
Position Held with the Fund Complex,
Year of Birth
Principal Occupation(s)
During past 5 years
Number of Portfolios
in Fund Complex
Overseen by Board Member
Other Directorships
Held by Board Member
During Past 5 Years
Danielle E. Davis
Board Member since 2024
1981
Member, Audit Committee
Chair, Nominating and Governance Committee
Head of Corporate Development and Strategy,
Chainalysis (blockchain data company) since 2022
Managing Director and Chief M&A Counsel, S&P
Global (formerly, IHS Markit) (financial information
company) (2018-2022)
2 None
Shane C. Goodwin
Board Member since 2024
1968
Chair, Audit Committee
Member, Nominating and Governance
Committee
Associate Dean & Professor, Cox School of
Business at Southern Methodist University since
2018
Managing Director, The Center for Global
Enterprise (research and analytics) (2017-2023)
2 None
James E. Stueve
Lead Independent Board Member since 2024
Board Member since 2024
1964
Member, Audit Committee
Member, Nominating and Governance
Committee
Owner, Stueve Insights LLC (consulting services)
since 2018
2 None
Name,
Position Held with the Fund Complex,
Year of Birth
Principal Occupation(s)
During past 5 years
Number of Portfolios
in Fund Complex
Overseen by Board Member
Other
Directorships
Held by Board Member
During Past 5 Years
Barbara Wenig Principal Financial Group* 2 None
Chair and Board Member since 2024
Chief Executive Officer and President (since
2024)
1972
Executive Managing Director – Chief Business
Officer (since 2025)
Executive Managing Director – Global Head
of Operations and Services – Principal Asset
Management
~
SM
(2021-2024)
Neuberger Berman
Managing Director
(2008-2021)

FUND COMPLEX OFFICERS
Name,
Position Held with the Fund Complex,
Address, and Year of Birth
Principal Occupation(s)
During past 5 years
George Djurasovic Principal Financial Group*
Vice President and General Counsel
Des Moines, IA 50392
1971
Vice President and General Counsel – Principal
Asset Management
~
SM
(since 2022)
Artisan Partners Limited Partnership
Global Chief Compliance Officer (2013-2022)
Calvin Eib Principal Financial Group*
Assistant Tax Counsel
Des Moines, IA 50392
1963
Assistant General Counsel (since 2025)
Counsel (since 2021-2025)
Transamerica
Tax Counsel (2016-2021)
Megan Hoffmann Principal Financial Group*
Vice President and Treasurer
Des Moines, IA 50392
1979
Vice President and Controller (2021-2025)
Senior Director – Fund Accounting and
Administration (since 2025)
Senior Director – Fund Administration (2024)
Director – Accounting (2020-2024)
Laura B. Latham Principal Financial Group*
Counsel and Assistant Secretary
Des Moines, IA 50392
1986
Assistant Counsel and Assistant Secretary (2018-
2023)
Assistant General Counsel (since 2025)
Counsel (2018-2025)
Ann Meiners Principal Financial Group*
Vice President and Assistant Treasurer
Des Moines, IA 50392
1977
Vice President and Assistant Controller (2025)
Director – Fund Accounting (since 2024)
Assistant Director – Fund Accounting (2017-2024)
David P. Michalik Principal Financial Group*
Counsel and Assistant Secretary
Des Moines, IA 50392
1991
Counsel (since 2025)
The Northern Trust Company
Second Vice President (2019-2025)
Diane K. Nelson Principal Financial Group*
AML Officer
Des Moines, IA 50392
1965
Director– Compliance (since 2024)
Chief Compliance Officer/AML Officer (2015-2024)
Tara Parks Principal Financial Group*
Vice President and Assistant Treasurer
Des Moines, IA 50392
1983
Vice President and Assistant Controller (2021-2025)
Senior Director – Fund Tax (since 2024)
Director – Accounting (2019-2024)
Deanna Y. Pellack Principal Financial Group*
Counsel and Assistant Secretary
Des Moines, IA 50392
1987
Assistant Counsel and Assistant Secretary (2022-
2023)
Counsel (since 2022)
The Northern Trust Company
Vice President (2019-2022)
Sara L. Reece Principal Financial Group*
Vice President and Chief Operating Officer
Des Moines, IA 50392
1975
Vice President and Controller (2016-2021)
Managing Director – Global Head of Fund Services
(since 2024)
Managing Director – Global Funds Ops (2021-2024)
Director - Accounting (2015-2021)
Teri R. Root Principal Financial Group*
Chief Compliance Officer
Des Moines, IA 50392
1979
Chief Compliance Officer – Funds (since 2018)
Vice President (since 2015)

* The reference to Principal Financial Group includes positions held by the Interested Board Member / Fund Complex Officer, including as an officer, employee, and/or director, with affiliates or subsidiaries of Principal Financial Group. The titles set forth here are each Interested Board
Member's / Fund Complex Officer’s title with Principal Workforce, LLC, an affiliated entity of PGI that is the payroll employer of the Interested
Board Member and Fund Complex Officers.
The Audit Committee’s primary purpose is to assist the Board by serving as an independent and objective party to monitor the Fund Complex’s accounting policies, financial reporting and internal control system, as well as the work of the independent registered public accountants. The Audit
Committee assists Board oversight of 1) the integrity of the Fund Complex’s financial statements; 2) the Fund Complex’s compliance with certain legal and regulatory requirements; 3) the independent registered public accountants’ qualifications and independence; and 4) the performance of the Fund Complex’s independent registered public accountants. The Audit Committee also provides an open avenue of communication among the independent registered public accountants, the Manager’s internal auditors, Fund Complex management, and the Board.
The Nominating and Governance Committee’s primary purpose is to oversee the structure and efficiency of the Board and the committees.
The Committee is responsible for evaluating Board membership and functions, committee membership and functions, insurance coverage, and legal matters. The Committee's nominating functions include selecting and nominating Independent Board Member candidates for election to the Board. Generally, the Committee requests nominee suggestions from Board Members and management. In addition, the Committee considers candidates recommended by shareholders of the Fund Complex. Recommendations should be submitted in writing to the Principal
Funds Complex Secretary, in care of the Principal Funds Complex, 711 High Street, Des Moines, IA 50392. Such recommendations must include all information specified in the Committee’s charter and must conform with the procedures set forth in Appendix A thereto, which can be found at https://investors.principal.com/documents-charters. Examples of such information include the nominee’s biographical information; relevant educational and professional background of the nominee; the number of shares of each Fund owned of record and beneficially by the nominee and by the recommending shareholder; any other information regarding the nominee that would be required to be disclosed in a proxy statement or other filing required to be made in connection with the solicitation of proxies for the election of board members; whether the nominee is an
“interested person” of the Fund as defined in the 1940 Act; and the written consent of the nominee to be named as a nominee and serve as a board member if elected.
When evaluating a potential nominee for Independent Board Member, the Committee may consider, among other factors: educational background;
relevant business and industry experience; whether the person is an "interested person" of the Fund as defined in the 1940 Act; and whether the person is willing to serve, and willing and able to commit the time necessary to attend meetings and perform the duties of an Independent Board
Member. In addition, the Committee may consider whether a candidate’s background, experience, skills and views would complement the background, experience, skills and views of other Board Members and would contribute to the diversity of the Board. The final decision is based on a combination of factors, including the strengths and the experience an individual may bring to the Board.  The Board does not regularly use the services of professional search firms to identify or evaluate potential candidates or nominees.
Additional information about the Fund is available in the Prospectuses and the Statement of Additional Information dated August 1, 2025 (and as supplemented). These documents may be obtained free of charge by writing Principal Real Asset Fund, P.O. Box 219971, Kansas City, MO
64121-9971 or telephoning 1-800-222-5852. The prospectus may be viewed at www.PrincipalAM.com/IntervalProspectuses .
Name,
Position Held with the Fund Complex,
Address, and Year of Birth
Principal Occupation(s)
During past 5 years
Michael Scholten Principal Financial Group*
Chief Financial Officer
Des Moines, IA 50392
1979
Assistant Vice President and Actuary (since 2021)
Chief Financial Officer – Funds/Platforms (2015-
2021)
Adam U. Shaikh Principal Financial Group*
Vice President and Assistant General Counsel,
and Assistant Secretary
Des Moines, IA 50392
1972
Assistant Counsel (2006-2023)
Associate General Counsel (since 2024)
Assistant General Counsel (2018-2024)
John L. Sullivan Principal Financial Group*
Counsel and Secretary
Des Moines, IA 50392
1970
Counsel and Assistant Secretary (2023-2024)
Assistant Counsel and Assistant Secretary (2019-
2023)
Assistant General Counsel (since 2023)
Counsel (2019-2023)
Jared A. Yepsen Principal Financial Group*
Tax Counsel
Des Moines, IA 50392
1981
Assistant Tax Counsel (2017-2025)
Assistant General Counsel (since 2023)
Counsel (2015-2023)

PROXY VOTING POLICIES
A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and the results of the proxy votes for the most recent twelve months ended June 30 may be obtained free of charge by telephoning 1-800-222-5852, or on the SEC website at www.sec.gov.
SCHEDULES OF INVESTMENTS
The Fund files complete schedules of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov.

Federal Income Tax Information
Principal Real Asset Fund
March 31, 2026 (unaudited)

Long-Term Capital Gain Dividends. The Fund distributed long-term capital gain dividends during the fiscal year ended March 31, 2026 .
Details of designated long-term capital gain dividends for federal income tax purposes are shown in the Notes to Financial Statements. To the extent necessary to distribute such capital gains, the Fund may also utilize, and hereby designate, earnings and profits distributed to shareholders on redemptions of shares as part of the Dividends Paid Deduction.
Dividends Received Deduction (“DRD”). For corporate shareholders, the Fund designates the following as a percentage of taxable ordinary income distributions* (dividend income and short-term gains, if any), or up to the maximum amount allowable, as DRD eligible for the calendar year ended December 31, 2025 :
* For purposes of calculating DRD, "ordinary income distributions" includes ordinary dividend income distribution, short term capital gains distribution, and the foreign tax paid.
Qualified Dividend Income (“QDI”). Certain dividends paid by the Fund may be subject to a maximum tax rate of 20%. The Fund designates the following as a percentage of taxable ordinary income distributions (dividend income and short-term gains, if any), or up to the maximum amount allowable, as QDI eligible for the calendar year ended December 31, 2025 :
Section 163(j) Interest Dividends. The Fund intends to pass through Section 163(j) Interest Dividends as defined in Proposed Treasury
Regulation §1.163(j)-1(b). The Fund designates the following as a percentage of taxable ordinary income distributions (dividend income and short-term gains, if any), or up to the maximum amount allowable, as 163(j) eligible for the calendar year ended December 31, 2025 :
In early 2026 , if applicable, shareholders of record received the above information on QDI, Foreign Tax Credit, and Section 199A for the
distribution paid to them by the Fund during the calendar year 2025 via Form 1099.
The Fund will notify shareholders in early 2027 of amounts paid to them by the Fund, if any, during the calendar year 2026 .
This information is given to meet certain requirements of the Internal Revenue Code and should not be used by shareholders for preparing their income tax returns. For tax return preparation purposes, please refer to the information supplied with the 1099-DIV form you will receive from the Fund's transfer agent.
The latest tax reporting supplement is available on Principal's Tax Center website.
Website: https://www.principal.com/tax-center
Please consult your tax advisor if you have any questions.
DRD
Principal Real Asset Fund 12.11%
QDI
Principal Real Asset Fund 33.26%
163(j) Interest
Dividends
Principal Real Asset Fund 6.07%

Principal Funds Distributor, Inc.
711 High Street
Des Moines, IA 50392-6370
Do not use this address for business correspondence
PrincipalAM.com
Investing involves risk, including possible loss of principal.
This shareholder report is published as general information for the shareholders of Principal Real
Asset Fund. This material is not authorized for distribution unless preceded or accompanied by a current prospectus or a summary prospectus that includes more information regarding the risk factors, expenses, policies, and objectives of the funds. Investors should read the prospectus or summary prospectus carefully before investing. To obtain a prospectus or summary prospectus, please contact your financial professional or call 800-222-5852.
Principal Funds are distributed by Principal Funds Distributor, Inc.
Principal
®
, Principal Financial Group
®
, and Principal and the logomark design are registered
trademarks of Principal Financial Services, Inc., a Principal Financial Group company, in the United
States and are trademarks and services marks of Principal Financial Services, Inc., in various countries around the world.
© 2026 Principal Financial Services, Inc. | INF100AR-06 | 03/2026 | 4312584

ITEM 2 – CODE OF ETHICS

(a) The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b) Not applicable.

(c) The Registrant has not amended, as described in Item 2(c) of Form N-CSR, its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) The Registrant's Code of Ethics is attached as an Exhibit hereto in response to Item 19(a)(1).

ITEM 3 – AUDIT COMMITTEE FINANCIAL EXPERT

The Registrant's Board has determined that Shane Goodwin, a member of the Registrant’s Audit Committee, is an "audit committee financial expert" and "independent," as such terms are defined in this Item.

ITEM 4 – PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees.
Ernst & Young is the principal accountant for the registrant. As such, Ernst & Young has audited the financial statements of the registrant and reviewed regulatory filings that include those financial statements. During the last two fiscal years, Ernst & Young has billed the following amounts for their professional services.

March 31, 2026 - $91,277
March 31, 2025 - $112,454

(b) Audit-Related Fees.
Ernst & Young provided audit-related services to the registrant that are not included in response to item 4(a). Those services related to the review of Form N-2. During the last two fiscal years, Ernst & Young has billed the following amounts for those services.

March 31, 2026 - $0
March 31, 2025 - $0

Ernst & Young billed no fees that registrant’s audit committee was required to pre-approve pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(c) Tax Fees.
Ernst & Young prepares and reviews the federal income tax returns and federal excise tax returns of the registrant. In connection with this service, Ernst & Young prepares and reviews the calculation of the registrant’s dividend distributions that are included as deductions on the tax returns. Ernst & Young also provides services to identify passive foreign investment companies. Ernst & Young also provides services to understand and comply with tax laws in certain foreign countries and services to determine the taxability of corporate actions. During the last two fiscal years, Ernst & Young has billed the following amounts for their professional tax services.

March 31, 2026 - $25,567
March 31, 2025 - $19,490

Ernst & Young billed no fees that registrant’s audit committee was required to pre-approve pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) All Other Fees.
Ernst & Young has not billed the registrant for other products or services during the last two fiscal years.

Ernst & Young billed no fees that registrant’s audit committee was required to pre-approve pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(e) (1) Audit Committee Pre-Approval Policy.
  The audit committee of the registrant has adopted the following pre-approval policy:

The Principal Funds Policy
on Auditor Independence

The purpose of this policy is to ensure the independence of the Principal Funds' primary independent auditor. This policy is established by the Audit Committee (the "Committee") of the Board of Trustees of the Principal Private Credit Fund I, Principal Real Asset Fund, and any other registered closed‑end investment companies that the Board of Trustees oversees (the “Funds”).

1.

The primary independent auditor, its subsidiaries and affiliates shall not provide Prohibited Services to the Funds. For the purposes of this policy, Prohibited Services are:

•

Services that are subject to audit procedure during a financial statement audit;
•

Services where the auditor would act on behalf of management;
•

Services where the auditor is an advocate to the client's position in an adversarial proceeding;
•

Bookkeeping or other services related to the accounting records or financial statements of the Funds, its subsidiaries and affiliates;
•

Financial information systems design and implementation;
•

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;
•

Actuarial services;
•

Internal audit functions or human resources;
•

Broker or dealer, investment advisor, or investment banking services;
•

Legal services and expert services unrelated to the audit;
•

Tax planning services related to listed, confidential and aggressive transactions;
•

Personal tax planning services to individuals in a financial reporting oversight role with regard to the Funds (other than members of the Board of the Funds who are not also officers of the Funds), including the immediate family members of such individuals;
•

Any other service that the Public Company Accounting Oversight Board (PCAOB) determines, by regulation, is impermissible; and
•

Any other service that the International Ethics Standards Board for Accountants (IESBA) determines, by regulation, is impermissible.

2.

(A) All services the primary independent auditor, its subsidiaries and affiliates provide to the Funds, and (B) Audit services, including audits of annual financial statements, audits of acquired or divested businesses or review of regulatory filings, any independent auditor provides, shall be approved by the Committee in advance in accordance with the following procedure:

Each quarter, Management will present to the Committee for pre-approval and pre-concurrence, a detailed description of each particular service, excluding tax services, for which pre-approval and pre-concurrence is sought, and the corresponding range of fees for such service. The Committee may delegate pre-approval and pre-concurrence authority to one or more of its members provided such delegated member(s) shall present a report of any services so pre-approved and pre-concurred to the full Committee at its next regularly scheduled meeting. The Committee Chairperson shall have pre-approval and pre-concurrence authority for changes to any range of fees applicable to services the Committee previously approved and for new services and the range of fees for such services that arise between regularly scheduled Committee meetings.

Similarly, the primary independent auditor will present to the Committee for pre- approval and pre-concurrence a written description of the nature and scope of all tax services not expressly prohibited, including the fee arrangements for such services. For all non-audit services, including tax services, the primary independent auditor will perform assessment of the potential effects of such services on the audit firm’s independence and provide the Committee in writing, its conclusion that the threat created by the level of non-audit services is deemed to be at an acceptable level.

In considering whether to grant pre-approval and pre-concurrence with respect to  the primary independent auditor’s provision of non-audit services, the Committee (or the delegated members(s), as applicable) will consider whether the services are compatible with the maintenance of such auditor's independence. The Committee (or the delegated members(s), as applicable) will also consider whether the primary independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Funds' business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Funds' ability to manage or control risk or improve audit quality.

3.

The provisions of this policy shall apply to all audit and non-audit services provided directly to the Funds. Additionally, the provisions of this policy shall apply to non-audit services provided to Principal Global Investors, LLC (“PGI”) or an affiliate of PGI that provides ongoing services to the Funds if the engagement relates directly to the operations and financial reporting of the Funds as well as any controlled subsidiary.

4.

Not less than annually, the primary independent auditor shall report to the Committee in writing all relationships that may reasonably be thought to bear on independence between the auditor and the Funds or persons in financial reporting oversight roles with respect to any services provided by the auditor, its subsidiaries or affiliates as of the date of the communication, pursuant to Rule 3526 of the PCAOB. The primary independent auditor shall discuss with the Committee the potential effects of such relationships on the independence of the auditor. In addition, the primary independent auditor shall affirm, in writing, that, as of the date of the communication, it is independent within the meaning of the federal securities laws and Rule 3520 of the PCAOB.

5.

The Committee shall monitor that the lead (or coordinating) audit partners, as well as the reviewing audit partner, of the Funds' primary independent auditor are rotated at least every five years and subject upon rotation to a five year "time out" period. All other audit partners of the primary independent auditor, excluding partners who simply consult with others on the audit engagement regarding technical issues, shall rotate after seven years and be subject upon rotation to a two year "time out" period.

6.

Neither the Funds nor PGI may hire or promote any former partner, principal, shareholder or professional employee (Former Employee) of the primary independent auditor into a financial reporting oversight role unless the Former Employee (1) has severed his/her economic interest in the independent audit firm, and (2) was not a member of the audit engagement team for the Funds during the one year period preceding the date that the audit procedures began for the fiscal period in which the Funds or PGI proposes to hire or promote the Former Employee. Neither the Funds nor PGI shall, without prior written consent of the primary independent auditor, hire or promote any Former Employee into a role not prohibited above if the Former Employee had provided any services to the Funds or PGI during the 12 months preceding the date of filing of the Funds' most recent annual report with the SEC. Upon termination of the primary independent auditor, the Funds or PGI shall not, without prior written consent of the former primary independent auditor, hire or promote any Former Employee for a period of up to 12 months from termination.

7.

For persons recently promoted or hired into a financial reporting oversight role (other than members of the Board of the Funds who are not also officers or otherwise “interested persons” (as defined by the Investment Company Act of 1940) of the Funds), any personal tax planning services pursuant to an engagement that was in progress before the hiring or promotion and provided by the primary independent auditor must be completed on or before 180 days after the hiring or promotion.

8.

The phrase "financial reporting oversight role" means a role in which a person is in a position to exercise influence over the contents of the financial statements or anyone who prepares them, such as a member of the board of directors or similar management or governing body, chief executive officer, president, chief operating officer, chief financial officer, counsel, controller, chief internal auditor, or any equivalent positions.

(Adopted by the Audit Committee of the Board of the Funds on June 17, 2025).

(e) (2) Pre-Approval Waivers.
There were no services, or 0%, provided to the registrant by Ernst & Young that were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)
Substantially all work in connection with the audit of the registrant’s financial statements was performed by full-time employees of Ernst & Young.

(g)
The aggregate non-audit fees Ernst & Young billed to the registrant, the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant for each of registrant's last two fiscal years were as follows.

March 31, 2026 - $232,796
March 31, 2025 - $232,309

(h)
The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence and notes there were no fees requiring such consideration.

(i) The registrant has not been identified by the Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position of authority in that jurisdiction.

(j) the registrant is not a foreign issuer.

ITEM 5 – AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) Not applicable.

(b) Not applicable.

ITEM 6 – INVESTMENTS

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

(a) Not applicable.

(b) Not applicable.

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9 – PROXY DISCLOSURES FOR OPEN-END MANAGEMENT COMPANIES

Not applicable.

ITEM 10 – REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 11 – STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT

Statement Regarding Basis for Approval of Investment Advisory Contracts is included as part of the Report to Stockholders filed under Item 1 of this form.

ITEM 12 – DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Below are copies of the Registrant’s proxy voting policies and procedures, which consist of the proxy voting policies and procedures of the Registrant’s adviser, Principal Global Investors, LLC (“PGI”), and its sub-advisers.

Proxy Voting Policies and Procedures
Principal Private Credit Fund
Principal Real Asset Fund
(Closed-End Interval Funds)\

It is the Interval Funds’ policy to delegate authority to its adviser or sub-adviser, as appropriate, to vote proxy ballots relating to the Funds’ portfolio securities in accordance with the adviser's or sub-adviser's voting policies and procedures.

The adviser or sub-adviser must provide, on a quarterly basis:

1. Written affirmation that all proxies voted during the preceding calendar quarter, other than those specifically identified by the adviser or sub-adviser, were voted in a manner consistent with the adviser's or sub-adviser's voting policies and procedures. In order to monitor the potential effect of conflicts of interest of an adviser or sub-adviser, the adviser or sub-adviser will identify any proxies the adviser or sub-adviser voted in a manner inconsistent with its policies and procedures. The adviser or sub-adviser shall list each vote, explain why the adviser or sub-adviser voted in a manner contrary to its policies and procedures, state whether the adviser or sub-adviser’s vote was consistent with the recommendation to the adviser or sub-adviser of a third-party and, if so, identify the third-party; and

2. Written notification of any material changes to the adviser's or sub-adviser's proxy voting policies and procedures made during the preceding calendar quarter.

The adviser or sub-adviser must provide, no later than July 31 of each year, the following information regarding each proxy vote cast during the 12-month period ended June 30 for each Fund portfolio or portion of Fund portfolio for which it serves as investment adviser, in a format acceptable to Fund management:

1. Identification of the issuer of the security;
2. Exchange ticker symbol of the security;
3. CUSIP number of the security;
4. The date of the shareholder meeting;
5. A brief description of the subject of the vote;
6. Whether the proposal was put forward by the issuer or a shareholder;
7. Whether and how the vote was cast; and
8. Whether the vote was cast for or against management of the issuer.

Principal Global Investors, LLC
Proxy Voting Policy

Introduction
Principal Global Investors, LLC
[1]
 (doing business as Principal Asset Management) is an investment adviser registered with the U.S. Securities and Exchange Commission ("SEC") pursuant to the Investment Advisers Act of 1940 (the "Advisers Act"). As a registered investment adviser, Principal Asset Management has a fiduciary duty to act in the best interests of its clients. Principal Asset Management recognizes that this duty requires it to vote client securities, for which it has voting power on the applicable record date, in a timely manner and make voting decisions that are in the best interests of its clients. This document, the Principal Asset Management Proxy Voting Policies and Procedures (the "Policy"), is intended to comply with the requirements of the Investment Advisers Act of 1940, the Investment Company Act of 1940 and the Employee Retirement Income Security Act of 1974 applicable to the voting of the proxies of both US and non-US issuers on behalf of clients of Principal Asset Management who have delegated such authority and discretion.

Relationship between Investment Strategy, Sustainable Investing, and Proxy Voting
Principal Asset Management has a fiduciary duty to make investment decisions that are in its clients' best interests by maximizing the value of their shares. Proxy voting is an important part of this process through which Principal Asset Management can support strong corporate governance structures, shareholder rights, and transparency. Principal Asset Management also believes a company’s positive environmental and social practices may reduce risk and, in turn, influence the value of a company. Principal Asset Management may take these factors into consideration, alongside other non-sustainability factors, when voting proxies in its effort to seek the best economic outcome for its clients. Shareholder proposals often address matters that are in direct conflict with the opinions of company management. As a result, we believe additional scrutiny is required and, therefore, all shareholder proposals are escalated to the investment teams for a final voting decision.

ROLES AND RESPONSIBILITIES

Role of the Proxy Voting Committee
Principal Asset Management's Proxy Voting Committee (the "Proxy Voting Committee") shall (i) oversee the voting of proxies and the Proxy Advisory Firm, (ii) where necessary, make determinations as to how to instruct the vote on certain specific proxies, (iii) verify ongoing compliance with the Policy, (iv) review the business practices of the Proxy Advisory Firm and (v) evaluate, maintain, and review the Policy on an annual basis. The Proxy Voting Committee is comprised of representatives of each investment team and a representative from Principal Asset Management Risk, Legal, Operations, and Compliance will be available to advise the Proxy Voting Committee but are non-voting members. The Proxy Voting Committee may designate one or more of its members to oversee specific, ongoing compliance with respect to the Policy and may designate personnel to instruct the vote on proxies on behalf the Principal Asset Management clients (collectively, "Authorized Persons").

The Proxy Voting Committee shall meet at least four times per year, and as necessary to address special situations.

Role of Portfolio Management
While the Proxy Voting Committee establishes the Guidelines and Procedures, the Proxy Voting Committee does not direct votes for any client except in certain cases where a conflict of interest exists. Each investment team is responsible for determining how to vote proxies for those securities held in the portfolios their team manages. While investment teams generally vote consistently with the Guidelines, there may be instances where their vote deviates from the Guidelines. In those circumstances, the investment team will work within the Exception Process. In some instances, the same security may be held by more than one investment team. In these cases, Principal Asset Management may vote differently on the same matter for different accounts as determined by each investment team.

Proxy Voting Guidelines
The Proxy Voting Committee and Chief Investment Officer, on an annual basis, or more frequently as needed, will establish a working group to review draft proxy voting guidelines recommended to the Committee (“Draft Guidelines”). The Guidelines Working Group will collect feedback and propose Draft Guidelines for adoption by the Committee. Each investment team maintains autonomy to select the most correlated Guidelines for their strategies. Collectively, these guidelines will constitute the current Proxy Voting Guidelines of Principal Asset Management and may change from time to time (the “Guidelines”). The Proxy Voting Committee has the obligation to determine that, in general, voting proxies pursuant to the Guidelines is in the best interests of clients. Exhibit A (Proxy Voting Philosophy Summary) provides an overview of our current philosophy underlying our three core Guidelines; Base, Sustainable and Board Aligned. Full overviews of each of these custom Guidelines are maintained and available.

There may be instances where proxy votes will not be in accordance with the Guidelines. Clients may instruct Principal Asset Management to utilize a different set of guidelines, request specific deviations, or directly assume responsibility for the voting of proxies. In addition, Principal Asset Management may deviate from the Guidelines on an exception basis if the investment team or Principal Asset Management has determined that it is the best interest of clients in a particular strategy to do so, or where the Guidelines do not direct a particular response and instead list relevant factors. Any such a deviation will comply with the Exception Process which shall include a written record setting out the rationale for the deviation.

The subject of the proxy vote may not be covered in the Guidelines. In situations where the Guidelines do not provide a position, Principal Asset Management will consider the relevant facts and circumstances of a particular vote and then vote in a manner Principal Asset Management believes to be in the clients’ bests interests. In such circumstance, the analysis will be documented in writing and periodically presented to the Proxy Voting Committee. To the extent that the Guidelines do not cover potential voting issues, Principal Asset Management may consider the spirit of the Guidelines and instruct the vote on such issues believed to be in the best interests of the client.

Use of Proxy Advisory Firms
Principal Asset Management has retained one or more third-party proxy service provider(s) (the "Proxy Advisory Firm") to provide recommendations for proxy voting guidelines, information on shareholder meeting dates and proxy materials, translate proxy materials printed in a foreign language, provide research on proxy proposals, operationally process votes in accordance with the Guidelines on behalf of the clients for whom Principal Asset Management has proxy voting responsibility, and provide reports concerning the proxies voted ("Proxy Voting Services"). Although Principal Asset Management has retained the Proxy Advisory Firm for Proxy Voting Services, the entity remains responsible for proxy voting decisions. Principal Asset Management has designed the Policy to oversee and evaluate the Proxy Advisory Firm, including with respect to the matters described below, to support its voting in accordance with this Policy
.

Oversight of Proxy Advisory Firms
Prior to the selection of any new Proxy Advisory Firm and annually thereafter or more frequently if deemed necessary by Principal Asset Management, the Proxy Voting Committee will consider whether the Proxy Advisory Firm: (a) has the capacity and competency to adequately analyze proxy issues and provide the Proxy Voting Services the Proxy Advisory Firm has been engaged to provide and (b) can make its recommendations in an impartial manner, in consideration of the best interests of Principal Asset Management's clients, and consistent with its voting policies. Such considerations may include, depending on the Proxy Voting Services provided, the following: (i) periodic sampling of votes pre populated by the Proxy Advisory Firm's systems as well as votes cast by the Proxy Advisory Firm to review that the Guidelines adopted by Principal Asset Management are being followed; (ii) onsite visits to the Proxy Advisory Firm office and/or discussions with the Proxy Advisory Firm to determine whether the Proxy Advisory Firm continues to have the capacity and competency to carry out its proxy obligations to Principal Asset Management; (iii) a review of those aspects of the Proxy Advisory Firm's policies, procedures, and methodologies for formulating voting recommendations that Principal Asset Management considers material to Proxy Voting Services, including factors considered, with a particular focus on those relating to identifying, addressing, and disclosing potential conflicts of interest (including potential conflicts related to the provision of Proxy Voting Services, activities other than Proxy Voting Services, and those presented by affiliation such as a controlling shareholder of the Proxy Advisory Firm) and monitoring that materially current, accurate, and complete information is used in creating recommendations and research; (iv) requiring the Proxy Advisory Firm to notify Principal Asset Management if there is a substantive change in the Proxy Advisory Firm's policies and procedures or otherwise to business practices, including with respect to conflicts, information gathering and creating voting recommendations and research, and reviewing any such change(s); (v) a review of how and when the Proxy Advisory Firm engages with, and receives and incorporates input from, issuers, the Proxy Advisory Firm's clients and other third-party information sources; (vi) assessing how the Proxy Advisory Firm considers factors unique to a specific issuer or proposal when evaluating a matter subject to a shareholder vote; (vii) in case of an error made by the Proxy Advisory Firm, discussing the error with the Proxy Advisory Firm and determining whether appropriate corrective and preventive action is being taken; and (viii) assessing whether the Proxy Advisory Firm appropriately updates its methodologies, guidelines, and voting recommendations on an ongoing basis and incorporates input from issuers and Proxy Advisory Firm clients in the update process. In evaluating the Proxy Advisory Firm, Principal Asset Management may also consider the adequacy and quality of the Proxy Advisory Firm's staffing, personnel, and/or technology.

Procedures for Voting Proxies
To increase the efficiency of the voting process, Principal Asset Management utilizes the Proxy Advisory Firm to act as its voting agent for its clients' holdings. Issuers initially send proxy information to the clients' custodians.

Principal Asset Management instructs these custodians to direct proxy related materials to the Proxy Advisory Firm. The Proxy Advisory Firm provides Principal Asset Management with research related to each resolution. Principal Asset Management analyzes relevant proxy materials on behalf of their clients and seeks to instruct the vote (or refrain from voting) in accordance with the Guidelines. A client may direct Principal Asset Management to vote for such client's account differently than what would occur in applying the Policy and the Guidelines. Principal Asset Management may also agree to follow a client's individualized proxy voting guidelines or otherwise agree with a client on particular voting considerations. Principal Asset Management seeks to vote (or refrain from voting) proxies for its clients in a manner determined to be in their best interests, which may include both considering both the effect on the value of the client's investments and ESG factors. In some cases, Principal Asset Management may determine that it is in the best interests of clients to refrain from exercising the clients' proxy voting rights. Principal Asset Management may determine that voting is not in the best interests of a client and refrain from voting if the costs, including the opportunity costs, of voting would, in the view of Principal Asset Management, exceed the expected benefits of voting to the client.

Procedures for Proxy Issues within the Guidelines
Where the Guidelines address the proxy matter being voted on, the Proxy Advisor Firm will generally process all proxy votes in accordance with the Guidelines. The applicable investment team may provide instructions to vote contrary to the Guidelines in their discretion and with sufficient rationale documented in writing to seek to maximize the value of the client's investments or is otherwise in the client's best interest. This rationale will be submitted to Principal Asset Management Compliance to approve and once approved, is administered by Principal Asset Management Operations. This process will follow the Exception Process. The Proxy Voting Committee will receive and review a quarterly report summarizing all proxy votes for securities for which Principal Asset Management exercises voting authority. In certain cases, a client may have elected to have Principal Asset Management administer a custom policy which is unique to the Client. If Principal Asset Management is also responsible for the administration of such a policy, in general, except for the specific policy differences, the procedures documented here will also be applicable, excluding reporting and disclosure procedures.

Procedures for Proxy Issues Outside the Guidelines
To the extent that the Guidelines do not cover potential voting issues, the Proxy Advisory Firm will seek direction from Principal Asset Management. Principal Asset Management may consider the spirit of the Guidelines and instruct the vote on such issues in a manner believed to be in the best interests of the client. Although this not an exception to the Guidelines, this process will also follow the Exception Process. The Proxy Voting Committee will receive and review a quarterly report summarizing all proxy votes for securities for which Principal Asset Management exercises voting discretion, which shall include instances where issues fall outside the Guidelines.

Securities Lending
Some clients may have entered into securities lending arrangements with agent lenders to generate additional revenue. If a client participates in such lending, the client will need to inform Principal Asset Management as part of their contract with Principal Asset Management if they require Principal Asset Management to take actions in regard to voting securities that have been lent. If not commemorated in such agreement nor dictated by regulatory requirements, Principal Asset Management will not recall securities and, as such, they will not have an obligation to direct the proxy voting of lent securities.

In the case of lending, Principal Asset Management maintains one share for each company security out on loan by the client. Principal Asset Management will vote the remaining share in these circumstances.

In cases where Principal Asset Management does not receive a solicitation or enough information within a sufficient time (as reasonably determined by Principal Asset Management) prior to the proxy voting deadline, Principal Asset Management or the Proxy Advisory Firm may be unable to vote.

Regional Variances in Proxy Voting
Principal Asset Management utilizes the Policy and Guidelines for both US and non-US clients, and there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies. For U.S. companies, it is usually relatively easy to vote proxies, as the proxies are typically received automatically and may be voted by mail or electronically. In most cases, the officers of a U.S. company soliciting a proxy act as proxies for the company's shareholders.

With respect to non-U.S. companies, we make reasonable efforts to vote most proxies and follow a similar process to those in the U.S. However, in some cases it may be both difficult and costly to vote proxies due to local regulations, customs or other requirements or restrictions, and such circumstances and expected costs may outweigh any anticipated economic benefit of voting. The major difficulties and costs may include: (i) appointing a proxy; (ii) obtaining reliable information about the time and location of a meeting; (iii) obtaining relevant information about voting procedures for foreign shareholders; (iv) restrictions on trading securities that are subject to proxy votes (share-blocking periods); (v) arranging for a proxy to vote locally in person; (vi) fees charged by custody banks for providing certain services with regard to voting proxies; and (vii) foregone income from securities lending programs. In certain instances, it may be determined by Principal Asset Management that the anticipated economic benefit outweighs the expected cost of voting. Principal Asset Management intends to make their determination on whether to vote proxies of non-U.S. companies on a case-by case basis. In doing so, Principal Asset Management shall evaluate market requirements and impediments, including the difficulties set forth above, for voting proxies of companies in each country. Principal Asset Management periodically reviews voting logistics, including costs and other voting difficulties, on a client by client and country by country basis, in order to determine if there have been any material changes that would affect Principal Asset Management's determinations and procedures.

Conflicts of Interest
Principal Asset Management recognizes that, from time to time, potential conflicts of interest may exist. In order to avoid any perceived or actual conflict of interest, the procedures set forth below have been established for use when Principal Asset Management encounters a potential conflict to ensure that its voting decisions are based on maximizing shareholder value and are not the product of a conflict.

Addressing Conflicts of Interest - Exception Process
Prior to voting contrary to the Guidelines, the relevant investment team must complete and submit a report to Principal Asset Management Compliance setting out the name of the security, the issue up for vote, a summary of the Guidelines' recommendation, the vote changes requested and the rational for voting against the Guidelines' recommendation. The member of the investment team requesting the exception must attest to compliance with Principal's Code of Conduct and has an affirmative obligation to disclose any known personal or business relationship that could affect the voting of the applicable proxy. Principal Asset Management Compliance will approve or deny the exception in consultation, if deemed necessary, with the Legal.

If Principal Asset Management Compliance determines that no potential material conflict exists, the Guidelines may be overridden. If Principal Asset Management Compliance determines that there exists or may exist a material conflict, it will refer the issue to the Proxy Voting Committee. The Proxy Voting Committee will consider the facts and circumstances of the pending proxy vote and the potential or actual material conflict and decide by a majority vote as to how to vote the proxy - i.e., whether to permit or deny the exception.

In considering the proxy vote and potential material conflict of interest, the Proxy Voting Committee may review the following factors:

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The percentage of outstanding securities of the issuer held on behalf of clients by Principal Asset Management;
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The nature of the relationship of the issuer with Principal Asset Management, its affiliates, or its executive officers;
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Whether there has been any attempt to directly or indirectly influence the investment team's decision;
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Whether the direction of the proposed vote would appear to benefit Principal Asset Management or a related party; and/or
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Whether an objective decision to vote in a certain way will still create a strong appearance of a conflict.
To further address potential conflicts of interest for any proxy votes specific to Principal Financial Group common stock, the exception process is not applicable. In the case of any proprietary electronically traded funds ("ETF"s), mutual funds or other comingled proprietary vehicles, PGI will vote in the same proportion as all other voting shareholders of the underlying fund/vehicle, which is referred to as echo voting, and the exception process is not applicable If echo voting is not available or operationally feasible, PGI may abstain from voting.

In the event that the Proxy Advisor Firm itself has a conflict and thus is unable to provide a recommendation, the investment team may vote in accordance with the recommendation of another independent service provider, if available. If a recommendation from an independent service provider other than the Proxy Advisor Firm is not available, the investment team will follow the Exception Process. Principal Asset Management Compliance will review the form and if it determines that there is no potential material conflict mandating a voting recommendation from the Proxy Voting Committee, the investment team may instruct the Proxy Advisory Firm to vote the proxy issue as it determines is in the best interest of clients. If Principal Asset Management Compliance determines that there exists or may exist a material conflict, it will refer the issue to the Proxy Voting Committee for consideration as outlined above.

Availability of Proxy Voting Information and Recordkeeping

Disclosure
Principal Asset Management publicly discloses on our website Principal Asset Management Vote Disclosure. The interactive voting dashboard, allows for dynamic disclosure of the manner in which votes were cast, including details related to (i) votes against management, (ii) abstentions, (iii) vote rationale, and (iii) voting metrics. For more information, Clients may contact Principal Asset Management for details related to how Principal Asset Management has voted with respect to securities held in the Client's account. On request, Principal Asset Management will provide clients with a summary of Principal Asset Management's proxy voting guidelines, process, and policies and will inform the clients how they can obtain a copy of the complete Proxy Voting Policies and Procedures upon request. Principal Asset Management will also include such information described in the preceding two sentences in Part 2A of its Form ADV.

Recordkeeping
Principal Asset Management will keep records of the following items: (i) the Guidelines; (ii) the Proxy Voting Policies and Procedures; (iii) proxy statements received regarding client securities (unless such statements are available on the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iv) records of votes they cast on behalf of clients, which may be maintained by a Proxy Advisory Firm if it undertakes to provide copies of those records promptly upon request; (v) records of written client requests for proxy voting information and responses from Principal Asset Management (whether a client's request was oral or in writing); (vi) any documents prepared by Principal Asset Management that were material to making a decision how to vote, or that memorialized the basis for the decision; (vii) a record of any testing conducted on any Proxy Advisory Firm's votes; (viii) materials collected and reviewed by Principal Asset Management as part of its due diligence of the Proxy Advisory Firm; (ix) a copy of each version of the Proxy Advisory Firm's policies and procedures provided to Principal Asset Management; and (x) the minutes of the Proxy Voting Committee meetings. All of the records referenced above will be kept in an easily accessible place for at least the length of time required by local regulation and custom, and, if such local regulation requires that records are kept for less than six years from the end of the fiscal year during which the last entry was made on such record, we will follow the US rule of six years. If the local regulation requires that records are kept for more than six years, we will comply with the local regulation. We maintain the vast majority of these records electronically.

APPENDIX

Proxy Voting Philosophy
Principal Asset Management’s Proxy Voting Philosophy is built on an unwavering commitment of creating long-term value for our shareholders and investing in businesses sharing this commitment. While we think setting and executing corporate policies should generally rest with a company’s board of directors and executive management, we also think shareholders play a critical role in holding these parties accountable. We take this responsibility seriously. Our policy is implemented globally, taking into consideration the relevant legal and regulatory requirements in each region.

Our philosophy is structured around four key themes:
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Board Structure and Composition
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Board Oversight of Risk and Strategy
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Board Oversight of Executive Selection and Compensation
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Shareholder Rights and Protections

The positions described below should be understood as principles underlying our general philosophy and not as strict requirements to be followed with respect to each and every proxy vote.

Board Structure, Composition, and Accountability
The philosophy of our active investment teams: Our clients, as shareholders, own the corporation. Boards of directors are accountable to them. Corporate management, in turn, is accountable to its board. As investors, we need to be comfortable delegating trust and responsibility to these parties – and these parties should have the appropriate discretion to manage a company’s affairs with an awareness of the company’s particular circumstances. We guide our proxy voting in this area to help ensure our clients are invested in companies with trustworthy and effective boards. Examples of relevant principals underlying this philosophy include but are not limited to:
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Independence – A majority of board members are expected to be substantially independent from the company – not company executives, not key customers or suppliers, and not executives who sit on one another’s boards. Non-independent board members should be prohibited from serving on key board committees such as audit, compensation, nominating and governance. In addition, board leadership should be independent of company management either through an independent chair or lead independent director with sufficient authority.
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Board composition and selection – A board must possess the fully array of skills and experience necessary to oversee and guide the company it serves. We expect boards to curate an inventory of necessary skills and experiences and ensure full representation across the board. For new board members, boards should recruit unbiased slates of candidates who reflect the skills needed by the board.
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Board size – A board should bring a wide range of relevant perspectives, incorporate skills aligning with business needs, and include enough members to ensure sufficient levels of independence for key committees.
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Capacity and commitments of board members – Board members should demonstrate a capacity to fulfill their roles and a commitment to the responsible discharge of their duties. This includes attendance of at least 75% of board meetings and participation in no more than four other public company boards.
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Accountability – As shareholder representatives, board members should be held to a high standard with their performance assessed on a regular basis. As such, shareholders should have the right to vote on the entire slate of directors on an annual basis.

Board Oversight of Risk and Strategy
The philosophy of our active investment teams: The oversight, guidance, and support a board of directors provides to a management team is critical to the execution of its long-term corporate strategy and ultimately, the creation of shareholder value. We expect boards to assist in identifying material risks to the company’s strategy, disclosure practices, and execution and to provide risk mitigation insight and monitoring. Examples of relevant principles underlying this philosophy include but are not limited to:
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Capital Structure – Increases in authorized shares outstanding are generally accepted if the proposed authorization results in an increase in shares authorized of 10% or less over a 2-year period. Proposals to create, modify, or issue common and preferred stock are generally accepted if the rights of the issuance are not superior to the rights of the current shareholders, subject to the principal that the authorization increase is limited to 10% of less over a 2-year period.
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Mergers and Acquisitions – We expect boards to actively review potential targets and offers, assessing all such activities with shareholder value creation as the primary consideration. As investors, we recognize all merger and acquisition proposals are unique and should be assessed on their individual merit, including the deal premium, strategic rationale and possibility of competing offers.
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Auditors – A board of directors should oversee the company’s third-party auditor to ensure an independent and accurate assessment of the company’s financial position is being portrayed. This should include a regular review of auditor qualifications, independence and competency.
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Climate Reporting – We expect boards and managements to assess financially material climate risks to the business and, when relevant, provide the disclosure necessary for a reasonable investor to make informed decisions regarding potential impacts upon shareholder value.

Board Oversight of Executive Selection and Compensation
The philosophy of our active investment teams: A key aspect of a board of directors’ governance responsibility is the support, selection and assessment of the management team. Boards should hold executives to clear value creation and be willing to make changes to management when shareholder value creation falls short of reasonable potential. Boards should also create and maintain formal succession plans to ensure continuity and minimize key person risk. Examples of relevant principles underlying this philosophy include but are not limited to:
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Executive Pay – A board should have a clear philosophy on executive pay and maintain an independent compensation committee focused on attracting and retaining executives who will drive shareholder value over time. Executives’ pay and long-term performance should align executives with shareholders through measures of financial performance relative to financial targets aligned with value generation, and the performance of relevant peers. Likewise, we expect the board of directors to be aligned with shareholders through financial incentives and share ownership.
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Stock Based Compensation – We support the use of share-based incentive plans intended to increase the share ownership by management and align shareholder interests with management. Such plans should take into consideration the dollar cost of the plans to shareholders and the appropriateness of financial targets included in the plans. However, we believe that retroactive re-pricing of underwater options is indicative of poor corporate governance and will generally vote in opposition to a repricing scheme.
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Say on Pay Frequency – In order to ensure alignment between pay and performance, we support annual advisory votes to approve executive compensation.
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Executive Selection and Succession – We expect a board of directors to carry out a thorough executive selection process considering a range of qualified candidates with a variety of skills and backgrounds. It is ultimately the responsibility of a board to select the candidate they think will best generate long-term value for shareholders.

Shareholder Rights and Protections
The philosophy of our active investment teams: As investors, we view the protection of shareholder rights as integral to proper corporate governance and think major corporate changes require prior shareholder approval. We also recognize there are costs associated with shareholder proposals and think ownership thresholds are appropriate in many circumstances. We oppose all structural impediments to increasing shareholder value. Examples of relevant principles underlying this philosophy include but are not limited to:
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Shareholder Rights Plans “Poison Pills” – We generally oppose the use of poison pills unless a “pill” is approved by shareholders and does not hamper value creation.
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Supermajority Voting – A majority vote of shareholders should be sufficient to approve items such as bylaws and acquisitions. Supermajority requirements have the potential to erode the rights of minority shareholders and are viewed negatively.
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Unequal Voting Rights – We support equal voting rights and think voting power should be allocated in direct proportion to the shareholders’ equity ownership. Accordingly, we believe that dual share classes generally present more disadvantages than advantages to long-term investors and will generally vote against proposals to create or continue such structures. Notable exceptions include Real Estate Investment Trusts.
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Shareholder Rights – We think shareholders generally have the right to nominate directors, call special meetings and act without holding a meeting in certain circumstances. However, we also recognize there is potential for abuse and therefore support reasonable ownership thresholds.
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Capital Structure – The decision to issue or repurchase stock, issue debt or split shares is made by a board presumably with the intent of improving the overall capital structure, investing in growth, reaching a broader investment audience, enhancing shareholder value, and/or managing challenging liquidity/leverage circumstances. As such, we review these decisions on a case-by-case basis taking into consideration the degree of dilution and impact on liquidity. Proposals to create, modify or issue common and preferred stock are generally accepted if the rights of the issuance are not superior to the rights of current shareholders subject to the principal that an authorization increase is limited to 10% or less over a 2-year period.

A Note on Shareholder Proposals
Shareholder Proposals are often company specific making a one-size fits all approach to voting suboptimal. For that reason, shareholder proposals are escalated to the active investment teams for case-by-case analysis and decision making. Voting decisions are made by weighing the financial materiality of the proposal against any opposing rationale from company management, with the ultimate determination driven by the economic best interest of shareholders. While votes are generally cast consistently across the investment teams, there may be situations where portfolio managers holding the same security disagree on what is in the best interests of their shareholders.

Passive Strategy Voting
Our passively managed strategies follow the same voting philosophy as our actively managed strategies. In the absence of a determination by our active investment teams, our passive strategies will typically vote in alignment with management. We think managements and boards of directors should have comprehensive insights into the company's long-term strategy and operations. This insight puts them in a sound position to determine the financial materiality of proposals and their alignment with the economic interest of shareholders in the absence of an evaluation by our active teams.

We execute this philosophy through our Proxy Voting Guidelines as overseen by our Proxy Voting committee. Strategies are aligned to one of our custom Guidelines - Base, Sustainable and Board Aligned. We provide clients with transparency into our voting history and rationale via our interactive website. In most strategies, clients may also choose to vote their own shares or request a custom set of vote guidelines aligning with their own specific requirements.

ITEM 13 – PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

This section contains information about portfolio managers and the other accounts they manage, their compensation, and their ownership of securities. The “Ownership of Securities” tables reflect the portfolio managers’ beneficial ownership, which means a direct or indirect pecuniary interest.
Information in this section is as of March 31, 2026, unless otherwise noted.
(a)(1)
Jessica S. Bush
 has been with Principal® since 2006. She earned a bachelor’s degree in Business Administration from the University of Michigan. Ms. Bush has earned the right to use the Chartered Financial Analyst designation.(1)
Benjamin E. Rotenberg
 has been with Principal® since 2014. He earned a bachelor’s degree in International Relations and Russian from Pomona College. Mr. Rotenberg has earned the right to use the Chartered Financial Analyst and the Chartered Alternative Investment Analyst designations.
May Tong
 has been with Principal® since 2021. Prior to that, Ms. Tong was a Senior Vice President, Portfolio Manager for Franklin Templeton Multi-Asset Solutions since 2018. She earned a bachelor’s degree in Accounting and Finance from Boston College and an M.B.A. from Columbia University. Ms. Tong has earned the right to use the Chartered Financial Analyst designation.
(a)(2)
The following table provides information relating to other accounts managed by the Registrant’s portfolio managers disclosed in (a)(1) above.
	Other Accounts Managed
	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that Base the Advisory Fee on Performance	Total Assets of the Accounts that Base the Advisory Fee on Performance
Jessica S. Bush: Principal Real Asset Fund(1)
Registered investment companies	3	$9.6 billion	0	$0
Other pooled investment vehicles	1	$2.5 billion	0	$0
Other accounts	0	$0	0	$0
Benjamin E. Rotenberg: Principal Real Asset Fund
Registered investment companies	3	$9.6 billion	0	$0
Other pooled investment vehicles	1	$2.5 billion	0	$0
Other accounts	0	$0	0	$0
May Tong: Principal Real Asset Fund
Registered investment companies	42	$70.5 billion	0	$0
Other pooled investment vehicles	39	$79.4 billion	0	$0
Other accounts	0	$0	0	$0

Conflicts of Interest
Portfolio managers at PGI and the Sub-Advisor(s) typically manage multiple accounts. These accounts may include, among others, mutual funds, proprietary accounts, and separate accounts (assets managed on behalf of pension funds, foundations, and other investment accounts). The management of multiple funds and accounts may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees. In addition, the side-by-side management of these funds and accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities, and the aggregation and allocation of trades. PGI seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, PGI has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.
Sub-Advisor and Underlying Fund Manager Conflicts
Conflicts of interest may arise from the fact that the sub-advisor(s), managers of underlying funds, and their affiliates generally will be carrying on substantial investment activities for other accounts, in which the Fund will have no interest. Such advisors may have financial incentives to favor certain of such accounts over the Fund. Any of these accounts may compete with the Fund for specific trades or may hold positions opposite to positions maintained on behalf of the Fund. Such advisors, either acting as a sub-advisor or on behalf of an underlying fund, may give advice and recommend securities to, or buy or sell securities for, the Fund, which advice or securities may differ from advice given to, or securities recommended or bought or sold for, such advisor's accounts even though their investment objectives may be the same as, or similar to, those of the Fund. For additional information, see “Risk Factors – Conflicts of Interest” in the Prospectus.
Each such advisor will evaluate a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the Fund and/or other accounts under management at a particular time. Because these considerations may differ, the investment activities of the Fund, on the one hand, and other managed accounts, on the other hand, may differ considerably from time to time. In addition, the fees and expenses of the Fund may differ from those of the other managed accounts. Accordingly, prospective investors in the Fund should note that the future performance of the Fund and its advisors' other accounts will vary.
Additionally, such advisors may have an incentive to favor certain of their accounts over the Fund as they may have proprietary investments in those accounts or receive greater compensation for managing them than they do for managing the Fund’s trading.
(a)(3)
PGI offers the Fund's investment professionals a competitive compensation structure that is evaluated annually relative to other global asset management firms to ensure its continued competitiveness and alignment with industry best practices. The objective of the structure is to offer market competitive compensation that aligns individual and team contributions with firm and client performance objectives in a manner that is consistent with industry standards and business results.
Compensation for the Fund's investment team is comprised of base salary and variable incentive components. As team members advance in their careers, the variable component increases in its proportion commensurate with responsibility levels. The variable component is designed to reinforce delivery of investment performance, firm performance, team collaboration, regulatory compliance, operational excellence, client retention and client satisfaction. Investment performance is measured on a pretax basis against relative client benchmarks and peer groups over one year, three-year and five-year periods, calculated quarterly, reinforcing a longer‑term orientation.
Payments under the variable incentive plan are delivered in the form of cash or a combination of cash and deferred compensation. The amount of incentive delivered in the form of deferred compensation depends on the size of an individual’s incentive award as it relates to a tiered deferral scale. Deferred compensation is required to be invested into Principal Financial Group (“PFG”) restricted stock units and funds managed by the team, via a co-investment program. Both payment vehicles are subject to a three‑year vesting schedule. The overall measurement framework and the deferred component are well aligned with our desired focus on clients’ objectives (e.g. co-investment), alignment with Principal stakeholders, and talent retention.
In addition to deferred compensation obtained through their compensation programming, team members have investments acquired through their participation in the PFG’s employee stock purchase plan, retirement plans, and direct personal investments. It should be noted that the Company’s retirement plans and deferred compensation plans generally utilize its non-registered group separate accounts or commingled vehicles rather than the traditional mutual funds. However, in each instance these vehicles are managed in lockstep alignment with the mutual funds (i.e. “clones”).
(a)(4)
The portfolio managers disclosed in (a)(1) above own shares of the Registrant as follows:
Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
Jessica S. Bush(1)	$50,001 - $100,000
Benjamin E. Rotenberg	None
May Tong	None
(1)

Effective April 24, 2026, Jessica S. Bush will no longer manage assets for the Principal Real Asset Fund.

(b)        Not applicable.

ITEM 14 – PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 15 – SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

None.

ITEM 16 – CONTROLS AND PROCEDURES

a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing).

(b) There have been no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 17 – DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 18 – RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION

(a) Not applicable.

(b)
Not applicable.

ITEM 19 – EXHIBITS

(a)(1) Code of Ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as
Exhibit 99.CODE ETH
.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto as
Exhibit 99.CERT
.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940 is attached hereto as
Exhibit 99.906CERT
.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Principal Real Asset Fund

By	/s/ Barbara Wenig

               Barbara Wenig, President and Chief Executive Officer (Principal Executive Officer)

Date	5/19/2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Barbara Wenig

              Barbara Wenig, President and Chief Executive Officer (Principal Executive Officer)

Date	5/19/2026

By	/s/ Michael Scholten

              Michael Scholten, Chief Financial Officer (Principal Financial Officer)

Date	5/18/2026

[1]
 Principal Global Investors, LLC ("PGI") began using Principal Asset Management ("Principal AM") as a DBA (doing business as) name and PGI will be referenced throughout this document as Principal AM (or "the Firm"). While Principal AM may include other entities, this Charter refers specifically to PGI and Principal Real Estate Investors, LLC.